THE ROYCE FUND
STATEMENT OF ADDITIONAL INFORMATION

        THE ROYCE FUND (the "Trust"), a Delaware statutory trust, is a diversified open-end registered management investment company, which offers investors the opportunity to invest in twenty-six portfolios or series. The twenty-six series (each, a "Fund" and collectively, the "Funds"), the share classes they offer and their related ticker symbols are:

Royce Pennsylvania Mutual Fund-Investment (PENNX), Service (RYPFX), Consultant (RYPCX), R (RPMRX) and K (RPMKX)
Royce Micro-Cap Fund-Investment (RYOTX), Service (RMCFX) and Consultant (RYMCX)
Royce Premier Fund-Investment (RYPRX), Service (RPFFX), Institutional (RPFIX), Consultant (RPRCX), R (RPRRX), K (RPRKX), and W (RPRWX)
Royce Low-Priced Stock Fund-Investment (RLPHX), Service (RYLPX),Institutional (RLPIX), R (RLPRX) and K (RLPKX)
Royce Total Return Fund-Investment (RYTRX), Service (RYTFX), Institutional (RTRIX), Consultant (RYTCX), R (RTRRX), K (RTRKX) and W (RTRWX)
Royce Heritage Fund- Investment (RHFHX), Service (RGFAX), Institutional, Consultant (RYGCX), R (RHFRX) and K (RHFKX)
Royce Opportunity Fund-Investment (RYPNX), Service (RYOFX), Institutional (ROFIX), Consultant (ROFCX), R (ROFRX) and K (ROFKX)
Royce Special Equity Fund-Investment (RYSEX), Service (RSEFX), Institutional (RSEIX) and Consultant (RSQCX)
Royce Value Fund-Investment (RVVHX),
Service (RYVFX), Institutional (RVFIX), Consultant (RVFCX), R (RVVRX) and K (RVFKX)

Royce Value Plus Fund-Investment (RVPHX), Service (RYVPX), Institutional (RVPIX), Consultant (RVPCX), R (RVPRX) and K (RVPKX)
Royce 100 Fund-Investment (ROHHX), Service (RYOHX), Institutional, R (ROHRX) and K (ROHKX)
Royce Discovery Fund-Service (RYDFX)
Royce Financial Services Fund-Service (RYFSX)
Royce Dividend Value Fund-Investment (RDVIX) and Service (RYDVX)
Royce Select Fund I-Investment (RYSFX)
Royce Select Fund II-Investment (RSFDX)
Royce Global Select Fund-Investment (RSFTX)
Royce Global Value Fund-Service (RIVFX)
Royce European Smaller-Companies Fund-Service (RISCX)
Royce SMid-Cap Value Fund-Service (RMVSX)
Royce SMid-Cap Select Fund-Investment (RMISX)
Royce International Smaller-Companies Fund-Service (RYGSX)
Royce Focus Value Fund-Service (RYFVX)
Royce Partners Fund-Service (RPTRX)
Royce Asia-Pacific Select Fund-Investment (RAPSX)
Royce Mid-Cap Fund-Service (RMIDX)

        This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Trust's current Prospectuses dated May 1, 2010. Please retain this document for future reference. The audited financial statements included in the Funds' Annual Reports to Shareholders for the fiscal year or period ended December 31, 2009 (SEC File #10663023) are incorporated herein by reference. To obtain an additional copy of a Prospectus or Annual or Semi-Annual Report to Shareholders for any of the Funds, without a charge, please call Investor Information at (800) 221-4268.

Investment Adviser	Transfer Agent
Royce & Associates, LLC ("Royce")	Boston Financial Data Services, Inc.

Distributor	Custodian
Royce Fund Services, Inc. ("RFS")	State Street Bank and Trust Company

May 1, 2010

OTHER INVESTMENT STRATEGIES

        In addition to the principal investment strategies described in their respective Prospectuses, each Fund may invest the balance of its assets as described below.

ROYCE PENNSYLVANIA MUTUAL FUND - in securities of companies with stock market capitalizations above $2.5 billion and non-convertible preferred stocks and debt securities. This Fund does not focus its investments in companies that do business in the State of Pennsylvania.

ROYCE MICRO-CAP FUND - in securities of companies with stock market capitalizations above $500 million and non-convertible preferred stocks and debt securities.

ROYCE PREMIER FUND - in securities of companies with stock market capitalizations below $500 million and above $2.5 billion, non-convertible preferred stocks and debt securities.

ROYCE LOW-PRICED STOCK FUND - in stocks of companies with prices higher than $25 per share or market capitalizations above $2.5 billion and non-convertible preferred stocks and debt securities.

ROYCE TOTAL RETURN FUND - in securities with stock market capitalizations above $2.5 billion, non-dividend-paying common stocks and non-convertible securities.

ROYCE HERITAGE FUND - in securities of companies with market capitalizations above $5 billion and non-convertible preferred stocks and debt securities.

ROYCE OPPORTUNITY FUND - in securities of companies with stock market capitalizations above $2.5 billion and non-convertible preferred stocks and debt securities.

ROYCE SPECIAL EQUITY FUND - in common stocks and convertible securities of companies with market capitalizations above $2.5 billion and non-convertible preferred stocks and debt securities.

ROYCE VALUE FUND - in securities of companies with stock market capitalizations below $500 million and above $5 billion and non-convertible preferred stocks and debt securities.

ROYCE VALUE PLUS FUND - in securities of companies with stock market capitalizations above $5 billion and non-convertible preferred stocks and debt securities.

ROYCE 100 FUND - in securities of companies with stock market capitalizations above $5 billion, non-convertible preferred stocks and debt securities.

ROYCE DISCOVERY FUND - in securities of companies with stock market capitalizations above $500 million and non-convertible preferred stocks and debt securities.

ROYCE FINANCIAL SERVICES FUND - in securities of non-financial services companies, securities of financial services companies with stock market capitalizations above $5 billion and non-convertible preferred stocks and debt securities.

ROYCE DIVIDEND VALUE FUND - in securities with stock market capitalizations above $5 billion, non-dividend paying common stocks and non-convertible securities.

ROYCE SELECT FUND I - in stocks of companies with market capitalizations above $5 billion and non-convertible preferred stocks and debt securities.

ROYCE SELECT FUND II - in stocks of companies with market capitalizations above $5 billion and non-convertible preferred stocks and debt securities.

ROYCE GLOBAL SELECT FUND - in stocks of companies with market capitalizations above $5 billion and non-convertible preferred stocks and debt securities.

ROYCE GLOBAL VALUE FUND - in non-convertible preferred stocks and debt securities.

ROYCE EUROPEAN SMALLER-COMPANIES FUND - in equity securities of companies with market capitalizations above $5 billion, non-European equity securities, non-convertible preferred stocks and debt securities.

ROYCE SMID-CAP VALUE FUND - in equity securities of companies with market capitalizations below $500 million and above $10 billion, non-convertible preferred stocks and debt securities.

ROYCE SMID-CAP SELECT FUND - in stocks of companies with market capitalizations below $500 million and above $10 billion, non-convertible preferred stocks and debt securities.

ROYCE INTERNATIONAL SMALLER-COMPANIES FUND - in equity securities of companies with market capitalizations above $5 billion, U.S. equity securities, non-convertible preferred stocks and debt securities.

ROYCE FOCUS VALUE FUND - in equity securities of companies with market capitalizations above $10 billion, non-convertible preferred stocks and debt securities.

ROYCE PARTNERS FUND - in equity securities of companies with market capitalizations above $10 billion, non-convertible preferred stocks and debt securities.

ROYCE ASIA-PACIFIC SELECT FUND - in equity securities of companies with market capitalizations above $10 billion, non-Asia-Pacific equity securities, non-convertible preferred stocks and debt securities.

ROYCE MID-CAP FUND - in equity securities of companies with market capitalizations below $2.5 billion and above $15 billion, non-convertible preferred stocks and debt securities.

INVESTMENT POLICIES AND LIMITATIONS

        Listed below are the Funds' fundamental investment policies and limitations. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after or at the time of the Fund's acquisition of the security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment policies and limitations.

        A Fund's fundamental investment policies cannot be changed without the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund. Except for the fundamental investment restrictions set forth below, the investment policies and limitations described in this Statement of Additional Information are operating policies and may be changed by the Board of Trustees without shareholder approval.

        No Fund may, as a matter of fundamental policy:
1.

Issue any senior securities, except that in the case of Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce SMid-Cap Select Fund and Royce Asia-Pacific Select Fund, collateral arrangements with respect to short sales shall not be considered to be the issuance of a senior security for purposes of this restriction;

2.

Purchase securities on margin or write call options on its portfolio securities, except for Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce SMid-Cap Select Fund and Royce Asia-Pacific Select Fund, each of which is not subject to the restriction on writing call options;

3.

Sell securities short, except for Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce SMid-Cap Select Fund and Royce Asia-Pacific Select Fund, each of which is not subject to this restriction;

4.

Borrow money, except that (i) each of the Funds may borrow money from banks as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 5% of such Fund's total assets and (ii) each of Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce SMid-Cap Select Fund and Royce Asia-Pacific Select Fund may borrow from banks in an amount not to exceed one-third of the value of its total assets;

5.	Underwrite the securities of other issuers;

6.

Invest more than 10% of its total assets in the securities of foreign issuers (except for Royce Opportunity Fund and Royce Special Equity Fund, each of which may invest up to 25% of its total assets in such securities, and Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce Select Fund II, Royce Global Select Fund, Royce Global Value Fund, Royce European Smaller-Companies Fund, Royce SMid-Cap Value Fund, Royce SMid-Cap Select Fund, Royce International Smaller-Companies Fund, Royce Focus Value Fund, Royce Partners Fund, Royce Asia-Pacific Select Fund and Royce Mid-Cap Fund, each of which is not subject to this restriction);

7.

Invest in restricted securities (except for Royce Opportunity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce Global Value Fund and Royce European Smaller-Companies Fund, each of which may invest up to 15% of its net assets in illiquid securities, including restricted securities and Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce SMid-Cap Value Fund, Royce SMid-Cap Select Fund, Royce International Smaller-Companies Fund, Royce Focus Value Fund, Royce Partners Fund, Royce Asia-Pacific Select Fund and Royce Mid-Cap Fund, each of which is not subject to this restriction,) or in repurchase agreements which mature in more than seven days;

8.

Invest more than 10% (15% for Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce Global Value Fund, Royce European Smaller-Companies Fund, Royce SMid-Cap Value Fund, Royce SMid-Cap Select Fund, Royce International Smaller-Companies Fund, Royce Focus Value Fund, Royce Partners Fund, Royce Asia-Pacific Select Fund and Royce Mid-Cap Fund) of its assets in securities for which market quotations are not readily available (i.e., illiquid securities) (except for Royce Pennsylvania Mutual Fund, which is not subject to any such limitation);

9.	Invest, with respect to 75% of its total assets, more than 5% of its assets in the securities of any one issuer (except U.S. Government securities);

10.

Invest more than 25% of its assets in any one industry (except for Royce Financial Services Fund, which will concentrate and may invest up to 100% of its assets in financial services companies, respectively);

11.	Acquire more than 10% of the outstanding voting securities of any one issuer;

12.	Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly-traded;

13.	Purchase or sell commodities or commodity contracts;

14.

Make loans, except for purchases of portions of issues of publicly-distributed bonds, debentures and other securities, whether or not such purchases are made upon the original issuance of such securities, and except that each Fund may loan up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times);

15.	Invest in companies for the purpose of exercising control of management;

16.	Purchase portfolio securities from or sell such securities directly to any of the Trust's Trustees, officers, employees or investment adviser, as principal for their own accounts; or

17.	Invest more than 5% of its total assets in warrants, rights and options.

        No Fund may, as a matter of operating policy, invest more than 5% of its net assets in lower-rated (high-risk) non-convertible debt securities.

        Royce Opportunity Fund may not, as a matter of operating policy, invest more than 10% of its assets in the securities of foreign issuers.

        Royce Special Equity Fund may not, as a matter of operating policy:

1.	Invest more than 5% of its assets in the securities of foreign issuers;

2.	Invest more than 5% of its assets in securities for which market quotations are not readily available; or

3.	Invest more than 5% of its assets in the securities of other investment companies.

        Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Dividend Value Fund, Royce Select Fund II, Royce SMid-Cap Value Fund, Royce SMid-Cap Select Fund and Royce Mid-Cap Fund may not, as a matter of operating policy, invest more than 25% of their net assets in the securities of foreign issuers.

        Royce Financial Services Fund, Royce Focus Value Fund and Royce Partners Fund may not, as a matter of operating policy, invest more than 35% of its net assets in the securities of foreign issuers.

        Royce Global Select Fund, Royce Global Value Fund, Royce European Smaller-Companies Fund, Royce International Smaller-Companies Fund and Royce Asia-Pacific Select Fund, may not, as a matter of operating policy, invest more than 35% of their net assets in the securities of companies domiciled in developing countries.

        Royce Financial Services Fund, Royce Focus Value Fund and Royce Partners Fund may not, as a matter of operating policy, invest more than 10% of their net assets in the securities of companies that trade on securities exchanges in developing countries.

        Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce SMid-Cap Value Fund, Royce SMid-Cap Select Fund, Royce Focus Value Fund, Royce Partners Fund, Royce Asia-Pacific Select Fund and Royce Mid-Cap Fund may not, as a matter of operating policy, invest more than 15% of their net assets in restricted securities.

        Royce Discovery Fund may not, as a matter of operating policy, invest in the securities of other investment companies.

        For purposes of Fundamental Policy No. 7, the Trust does not consider securities to be "restricted" if they may be sold by the Funds without restriction in the market in which they are primarily traded, outside the United States.

        The Trust interprets Fundamental Policy No. 8 to preclude any Fund from investing more than 10% (15% for Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund and Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce Global Value Fund, Royce European Smaller-Companies Fund, Royce SMid-Cap Value Fund, Royce SMid-Cap Select Fund, Royce International Smaller-Companies Fund, Royce Focus Value Fund, Royce Partners Fund, Royce Asia-Pacific Select Fund and Royce Mid-Cap Fund) of its net assets in illiquid securities.

        Neither Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce SMid-Cap Select Fund and Royce Asia-Pacific Select Fund, may, as a matter of operating policy, write options on its portfolio securities.

        For purposes of Fundamental Policy No. 14, the Trust does not consider repurchase agreements or the purchase of debt securities, bank certificates of deposit and other similar securities, in accordance with the Funds' investment policies, to be loans.

        The Funds may each invest in the securities of other investment companies (open or closed-end) to the extent permitted under the 1940 Act (except for Royce Special Equity Fund which may invest up to 5% of its total assets in the securities of other investment companies and Royce Discovery Fund which is prohibited from investing in the securities of other investment companies). Notwithstanding the above, the Funds as a matter of operating policy are prohibited from purchasing shares of other investment companies in excess of the limits set forth in the 1940 Act in reliance on the following statutory exceptions to such limits: (i) where the acquiring company and the acquired company are part of the same group of investment companies; and (ii) where the acquiring company and its affiliated persons acquire up to 3% of the outstanding stock of an investment company and such acquiring company has not offered or sold and is not proposing to offer or sell any security which includes a sales load of more than 1.5%.

       Royce Opportunity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce Global Value Fund, Royce European Smaller-Companies Fund, Royce SMid-Cap Value Fund, Royce SMid-Cap Select Fund, Royce International Smaller-Companies Fund, Royce Focus Value Fund, Royce Partners Fund, Royce Asia-Pacific Select Fund and Royce Mid-Cap Fund may not invest more than 15% of their net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale because they are not registered under the Securities Act of 1933 (the "Securities Act") and other securities for which market quotations are not readily available. Securities which are not registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer, a control person of the issuer or another investor holding such securities.

        A large institutional market has developed for these unregistered privately placed restricted securities, including foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. Notwithstanding the fact that these securities may be subject to contractual or legal restrictions on resale to the general public or to certain institutions, unregistered securities that can be sold in accordance with Rule 144A under the Securities Act will not be considered illiquid so long as Royce determines that an adequate trading market exists for the security. Rule 144A allows an institutional trading market for securities otherwise subject to restriction on resale to the general public. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Funds, however, could adversely affect the marketability of such portfolio securities, and the Funds might be unable to dispose of such securities promptly or at reasonable prices.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Funds' Rights as Stockholders

        No Fund may invest in a company for the purpose of exercising control of management. However, a Fund may exercise its rights as a stockholder and communicate its views on important matters of policy to management, the board of directors and/or stockholders if Royce or the Board of Trustees determines that such matters could have a significant effect on the value of the Fund's investment in the company. The activities that a Fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's board of directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is increasingly prone to litigation, and it is possible that a Fund could be involved in lawsuits related to such activities. Royce will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Funds and the risk of actual liability if a Fund is involved in litigation. However, no guarantee can be made that litigation against a Fund will not be undertaken or liabilities incurred.

        A Fund may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if Royce and the Trust's Board of Trustees determine this to be in the best interests of a Fund's shareholders.

Securities Lending

        Each Fund may lend up to 25% of its assets to brokers, dealers and other financial institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a Global Securities Lending Program organized and monitored by the Funds' custodian and who are deemed by it to be of good standing. Furthermore, such loans will be made only if, in Royce's judgment, the consideration to be earned from such loans would justify the risk.

        The current view of the staff of the Securities and Exchange Commission is that a Fund may engage in such loan transactions only under the following conditions: (i) the Fund must receive 100% collateral in the form of cash or cash equivalents from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Lower-Rated (High-Risk) and Investment Grade Debt Securities

        Each Fund may invest up to 5% of its net assets in lower-rated (high-risk) non-convertible debt securities. They may be rated from Ba to Ca by Moody's Investors Service, Inc. or from BB to D by Standard & Poor's or may be unrated. These securities have poor protection with respect to the payment of interest and repayment of principal and may be in default as to the payment of principal or interest. These securities are often speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated (high-risk) debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

        The market for lower-rated (high-risk) debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a lower-rated (high-risk) debt security in which a Fund has invested, the security will then be valued in accordance with procedures established by the Board of Trustees. Judgment plays a greater role in valuing lower-rated (high-risk) debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may affect a Fund's ability to dispose of lower-rated (high-risk) debt securities.

        Since the risk of default is higher for lower-rated (high-risk) debt securities, Royce's research and credit analysis may play an important part in managing securities of this type for the Funds. In considering such investments for the Funds, Royce will attempt to identify those issuers of lower-rated (high-risk) debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. Royce's analysis may focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

        Each of the Funds may also invest in non-convertible debt securities in the lowest rated category of investment grade debt. Such securities may have speculative characteristics, and adverse changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

        The Funds may also invest in investment grade non-convertible debt securities. Such securities include those rated Aaa by Moody's (which are considered to be of the highest credit quality and where the capacity to pay interest and repay principal is extremely strong), those rated Aa by Moody's (where the capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than expected with securities rated Aaa), securities rated A by Moody's (which are considered to possess adequate factors giving security to principal and interest) and securities rated Baa by Moody's (which are considered to have an adequate capacity to pay interest and repay principal, but may have some speculative characteristics).

Foreign Investments

        Except for Royce Global Select Fund, Royce Global Value Fund, Royce European Smaller-Companies Fund, Royce International Smaller-Companies Fund and Royce Asia-Pacific Select Fund, each of which is not subject to any limitation on investments in securities of foreign issuers, each Fund may invest up to 10% of its total assets (5% for Royce Special Equity Fund, 25% of net assets for Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Dividend Value Fund, Royce Select Fund II, Royce SMid-Cap Value Fund, Royce SMid-Cap Select Fund and Royce Mid-Cap Fund and 35% for Royce Financial Services Fund, Royce Focus Value Fund and Royce Partners Fund) in the securities of foreign issuers. (For purposes of this restriction, securities issued by a foreign domiciled company that are registered with the SEC under Section 12(b) or (g) of the Securities Exchange Act of 1934 are not treated as securities of foreign issuers.) Royce European Smaller-Companies Fund invests at least 80% of its net assets in the equity securities of companies domiciled in, or whose securities trade in, European countries, including Germany, United Kingdom, France, Italy, Spain, Russia, Netherlands, Turkey, Belgium, Sweden, Switzerland, Poland, Norway, Austria, Greece, Denmark, Ireland, Finland, Portugal, Czech Republic, Romania, Hungary, Ukraine, Slovakia, Croatia, Luxembourg, Slovenia, Belarus, Serbia, Bulgaria, Lithuania, Azerbaijan, Latvia, Cyprus, Iceland, Estonia, Bosnia and Herzegovina, Albania, Georgia, Armenia, Republic of Macedonia, Malta, Moldova, Andorra, Liechtenstein, Monaco, Montenegro, San Marino, Vatican City and British Crown Dependencies (Jersey, Guernsey and Isle of Man). Royce Asia-Pacific Select Fund invests at least 80% of its net assets in: the equity securities of companies that are domiciled in a country within the Asia-Pacific region; the equity securities of companies that trade principally on a stock exchange, or in an over-the-counter market in a country within the Asia-Pacific region; American Depositary Receipts which represent indirect ownership of securities issued by companies within the Asia-Pacific region and are publicly traded on exchanges or over-the-counter in the United States; and passively managed exchange-traded-funds that are principally traded in, or whose investments are tied economically to markets in the Asia-Pacific region. The Asia-Pacific region includes: Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, Mauritius, New Zealand, the Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.

        Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of a Fund's portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect a Fund's ability to realize on its investment in such securities. Royce may not be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

        Although changes in foreign currency rates may adversely affect the Funds' foreign investments, Royce does not expect to purchase or sell foreign currencies for the Funds to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities they purchase. Consequently, the risks associated with such investments may be greater than if the Funds were to engage in foreign currency transactions for hedging purposes.

        Exchange control regulations in such foreign markets may also adversely affect the Funds' foreign investments and the Funds' ability to make certain distributions necessary to maintain their eligibility as regulated investment companies and avoid the imposition of income and excise taxes may, to that extent, be limited.

        The considerations noted above are generally intensified for investments in developing countries. See "Developing Countries" below.

        The Funds may purchase the securities of foreign companies in the form of American Depositary Receipts (ADRs). ADRs are certificates held in trust by a bank or similar financial institution evidencing ownership of securities of a foreign-based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

        Depositories may establish either unsponsored or sponsored ADR facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Depositories create sponsored ADR facilities in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Developing Countries

        Royce Global Select Fund, Royce Global Value Fund, Royce European Smaller-Companies Fund and Royce International Smaller-Companies Fund, do not expect to invest more than 35% of each Fund's net assets in the securities of companies domiciled in developing countries. Royce Financial Services Fund, Royce Focus Value Fund and Royce Partners Fund do not expect to invest more than 10% of each Fund's net assets in the securities of companies that trade on securities exchanges in developing countries. Royce Asia-Pacific Select Fund does not expect to invest more than 35% of its net assets in the securities of companies that are domiciled in developing countries. Generally developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom). The considerations noted above in "Foreign Investments" are generally intensified for investments in developing countries. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investment in these countries by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain developing countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility. Developing countries may have antiquated legal systems with existing laws and regulations that are inconsistently applied. Generally developing countries are not subject to as extensive and frequent accounting and financial reporting requirements as in the United States. Transaction costs, including brokerage commissions and dealer mark-ups in developing countries may be higher than in the United States or other developed countries. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Funds' investments.

Securities of Exchange-Traded Funds

        The Funds may purchase, sell and invest in the securities of exchange-traded funds ("ETFs"). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the "Underlying Assets"). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based, sector or international index, or to provide exposure to a particular industry sector or asset class. From time to time the Funds may also purchase ETFs that sell short a portfolio of securities or other financial asset. An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

        The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

        If an ETF is an investment company, unless an exemption has been obtained from the Securities and Exchange Commission, the limitations applicable to the Funds' ability to purchase securities issued by other investment companies will apply.

Repurchase Agreements

        In a repurchase agreement, a Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement requires or obligates the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

        The Funds may engage in repurchase agreements provided that such agreements are collateralized by cash or securities issued by the U.S. Government or its agencies. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Funds in connection with bankruptcy proceedings), it is the policy of the Trust to enter into repurchase agreements only with recognized securities dealers, banks and Fixed Income Clearing Corporation, a securities clearing agency registered with the Securities and Exchange Commission, each determined by Royce & Associates, LLC to represent minimal credit risk and having a term of seven days or less.

Warrants, Rights and Options

        Each Fund may invest up to 5% of its total assets in warrants, rights and options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, their market prices do not necessarily move parallel to the market prices of the underlying securities.

        The sale of warrants, rights or options held for more than one year generally results in a long-term capital gain or loss to a Fund, and the sale of warrants, rights or options held for one year or less generally results in a short term capital gain or loss. The holding period for securities acquired upon exercise of a warrant, right or call option, however, generally begins on the day after the date of exercise, regardless of how long the warrant, right or option was held. The securities underlying warrants, rights and options could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the S&P Small-Cap 600.

        Investing in warrants, rights and call options on a given security allows a Fund to hold an interest in that security without having to commit assets equal to the market price of the underlying security and, in the case of securities market indices, to participate in a market without having to purchase all of the securities comprising the index. Put options, whether on shares of common stock of a single company or on a securities market index, would permit a Fund to protect the value of a portfolio security against a decline in its market price and/or to benefit from an anticipated decline in the market price of a given security or of a market. Thus, investing in warrants, rights and options permits a Fund to incur additional risk and/or to hedge against risk.

Short Sales

        Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce SMid-Cap Select Fund and Royce Asia-Pacific Select Fund may each effect short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund may have to pay a premium to borrow the security and is obligated to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the premium and transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

        While the short sale is outstanding, the Fund is required to collateralize its borrowing obligations, which has the practical effect of limiting the extent to which the Fund may engage in short sales. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet its margin requirements, until the short position is closed out. Until the Fund closes its short position, the Fund will be required to (a) maintain with its custodian a segregated account which will be marked to market daily, containing cash or liquid securities (which may include equity securities) such that the amount deposited in the segregated account plus the amount retained by the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover the Fund's short position. The Fund may cover its short position by owning the security sold short or by holding a call option on the security with a strike price no higher than the price at which the security was sold.

Reverse Repurchase Agreements

        Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce Global Value Fund, Royce European Smaller-Companies Fund, Royce SMid-Cap Select Fund, Royce International Smaller-Companies Fund, Royce Focus Value Fund, Royce Partners Fund, Royce Asia-Pacific Select Fund and Royce Mid-Cap Fund are authorized to enter into reverse repurchase agreements. Such agreements involve the sale of securities held by the Fund pursuant to an agreement to repurchase the securities at an agreed-upon price, date and interest payment. When effecting repurchase transactions, liquid securities of a dollar amount equal in value to the securities subject to the agreement are required to be segregated with the Fund's custodian bank, and the reverse repurchase agreement is required to be marked to market daily.

Borrowing

        Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce SMid-Cap Select Fund and Royce Asia-Pacific Select Fund may each borrow money from banks to increase its holdings of portfolio securities and other instruments or for liquidity purposes. At all times when borrowings are outstanding, each Fund must maintain at least 300% "asset coverage," meaning that the total assets of the Fund must have a value of at least 300% of all amounts borrowed. It is anticipated that such borrowings would be pursuant to a negotiated loan agreement with a bank or by means of reverse repurchase agreements with other institutional lenders, such as broker dealers.

Financial Services Companies

        Royce Financial Services Fund's emphasis on securities of financial services companies makes it more susceptible to adverse conditions affecting such companies than a fund that does not have its assets invested to a similar degree in such companies. Financial services companies are subject to a variety of factors that may adversely affect their business or operations, including extensive regulation at the federal and/or state level and, to the extent that they operate internationally, in other countries. Each of these companies also may be significantly affected by changes in prevailing interest rates, general economic conditions and industry specific risks. The enactment of new legislation and regulations, as well as changes in the interpretation and enforcement of existing laws and regulations, may directly affect the manner of operations and profitability of companies in the financial services industry. From time to time, changes in law and regulation have permitted greater diversification of their financial products, but the ability of certain financial services companies to expand by acquisition or branching across state lines may be limited. Federal or state law and regulations require banks, bank holding companies, broker dealers and insurance companies to maintain minimum levels of capital and liquidity. Bank regulators have broad authority and can impose sanctions, including conservatorship or receivership, on non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders' equity.

Portfolio Turnover

        For the years ended December 31, 2009 and December 31, 2008, Royce Select Fund II's portfolio turnover rates were 114% and 268%, respectively. While these turnover rates are generally high, the portfolio turnover rate in 2009 was lower than in 2008 as the Fund's portfolio began to stabilize after, among other things, a large position in a particular security was acquired, the Fund did less short selling and the Fund rotated out of cyclically exposed U.S. companies into certain Asian companies believed by Royce to be better valued.

        For the years ended December 31, 2009 and December 31, 2008, Royce SMid-Cap Value Fund's portfolio turnover rates were 216% and 397%, respectively, and Royce SMid-Cap Select Fund's portfolio turnover rates were 415% and 764%, respectively. The portfolio turnover rates were substantially higher in 2008 than they were in 2009 due primarily to increased market volatility as well as material redemptions in each of these Funds during 2008. Although lower than those in 2008, portfolio turnover rates in Royce SMid-Cap Value Fund and Royce SMid-Cap Select Fund remained high in 2009 due in part to significant redemption activity.

Investments by Affiliated and Non-Affiliated Funds of Funds in the Funds

        Certain affiliated and non-affiliated investment companies may invest in the Funds. These investment companies are referred to as "funds of funds" because they invest primarily in other investment companies.

        From time to time, a Fund may experience relatively large redemptions or investments due to rebalancings of the assets of a fund of funds invested in such Fund. In the event of such redemptions or investments, a Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. If this were to occur, the effects of the rebalancing trades could adversely affect the Fund's performance. Redemptions of Fund shares due to rebalancings could also accelerate the realization of taxable capital gains in a Fund and might increase brokerage and/or other transaction costs.

        The Funds' investment adviser, Royce & Associates, LLC, may be subject to potential conflicts of interest in connection with investments by affiliated funds of funds. For example, Royce may have an incentive to permit an affiliated fund of funds to become a more significant shareholder (with the potential to cause greater disruption) than would be permitted for an unaffiliated investor. Royce has committed to the Board of Trustees of the Trust that it will resolve any potential conflict in the best interests of the shareholders of a Fund in accordance with its fiduciary duty to the Fund. As necessary, Royce will take such actions as it deems appropriate to minimize potential adverse impacts, including redemption of shares in-kind, rather than in cash. Similar issues may result from investment in a Fund by 529 plans.

* * *

        Royce believes that each of the Funds, except Royce Total Return Fund and Royce Dividend Value Fund, are suitable for investment only by persons who can invest without concern for current income, and that such Funds are suitable only for those investors who are in a financial position to assume above-average risks in search for long-term capital appreciation.

MANAGEMENT OF THE TRUST

        The following table sets forth certain information as to each Trustee and officer of the Trust. The Trustees are responsible for the overall supervision of the operations of the Trust and have the various duties imposed on directors of registered investment companies by the 1940 Act.

Name, Age and Address	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships

Charles M. Royce* (70) 745 Fifth Avenue New York, NY 10151	Trustee and President	Since 1982	President, Chief Investment Officer, Co-Chief Investment Officer and member of Board of Managers of Royce & Associates, LLC ("Royce"), investment adviser to the Trust, Royce Capital Fund ("RCF"), Royce Focus Trust, Inc. ("RFT"), Royce Micro-Cap Trust, Inc. ("RMT") and Royce Value Trust, Inc. ("RVT") (collectively, "The Royce Funds").	31	Director of Technology Investment Capital Corp

Mark R. Fetting* (55) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 2001

President and Chief Executive Officer of Legg Mason, Inc. Mr. Fetting's prior business experience includes having served as a member of the Board of Managers of Royce; Senior Executive Vice President of Legg Mason, Inc.; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies; Partner, Greenwich Associates; and Vice President, T. Rowe Price Group, Inc.

				44 (Director/Trustee of all Royce Funds consisting of 31 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 13 portfolios)	None

Patricia W. Chadwick (61) 745 Fifth Avenue New York, NY 10151	Trustee	Since 2009	Consultant and President of Ravengate Partners LLC (since 2000).	31	Wisconsin Energy Corp. and ING Mutual Funds

Richard M. Galkin (72) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 1982	Private investor. Mr. Galkin's prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time Inc.), President of Haverhills Inc. (another Time Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).	31	None

Stephen L. Isaacs (70) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 1989	President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs's prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).	31	None

Arthur S. Mehlman (68) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 2004

Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

				44 (Director/Trustee of all Royce Funds consisting of 31 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 13 portfolios)	Director of Municipal Mortgage & Equity, LLC
David L. Meister (70) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 1982	Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister's prior business experience includes having served as a Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.	31	None

G. Peter O'Brien (64) c/o The Royce Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 2001

Director, Bridges School (since 2006); Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

				44 (Director/Trustee of all Royce Funds consisting of 31 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 13 portfolios)	Director of Technology Investment Capital Corp.

John D. Diederich.* (58) 745 Fifth Avenue New York, NY 10151	Vice President and Treasurer	Since 2001

Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of The Royce Funds; and President of Royce Fund Services, Inc. ("RFS"), having been employed by Royce since April 1993.

				N/A	None

Jack E. Fockler, Jr.* (51) 745 Fifth Avenue New York, NY 10151	Vice President	Since 1995	Managing Director and Vice President of Royce; and Vice President of RFS, having been employed by Royce since October 1989.	N/A	None

W. Whitney George*(51) 745 Fifth Avenue New York, NY 10151	Vice President	Since 1995	Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.	N/A	None

Daniel A. O'Byrne* (48) 745 Fifth Avenue New York, NY 10151	Vice President and Assistant Secretary	Since 1994	Principal and Vice President of Royce, having been employed by Royce since October 1986.	N/A	None

John E. Denneen* (43) 745 Fifth Avenue New York, NY 10151	Secretary and Chief Legal Officer	1996-2001 and since April 2002	General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.	N/A	None

Lisa Curcio* (50) 745 Fifth Avenue New York, NY 10151	Chief Compliance Officer	Since October 1, 2004	Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).	N/A	None

__________________

 *An "interested person" of the Trust and/or Royce under Section 2(a)(19) of the 1940 Act.

**Each trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer will hold office for the year ending December 31, 2010 and thereafter until their respective successors are duly elected and qualified. All of the Trust's trustees are also directors/trustees of RVT, RMT, RFT and RCF.

        Additional information about each Trustee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Trustee possesses which the Board of Trustees (the "Board") believes has prepared them to be effective Trustees.

-

Charles M. Royce - In addition to his tenure as a Trustee of The Royce Funds, Mr. Royce serves as the President, Co-Chief Investment Officer and as a member of the Board of Managers of Royce, having been President of Royce since 1972. Mr. Royce has over 40 years of investment and business experience.

-

Mark R. Fetting - In addition to his tenure as a Trustee of The Royce Funds and of the Legg Mason Family of Funds, Mr. Fetting serves as the Chairman, President and Chief Executive Officer of Legg Mason, Inc. and has served as a member of the Board of Managers of Royce. Mr. Fetting has over 30 years of investment and business experience.

-

Richard M. Galkin - In addition to his tenure as a Trustee of The Royce Funds, Mr. Galkin has served as the Chairman of the Board's Audit Committee for more than 15 years, acting as liaison between the Boards and the Funds' independent registered public accountants and as co-Chairman of the Boards' Nominating Committee. Mr. Galkin has over 40 years of investment and business experience, including extensive experience in the telecommunications industry.

-

Stephen L. Isaacs - In addition to his tenure as a Trustee of The Royce Funds, Mr. Isaacs serves as Attorney and President of a private consulting firm. Mr. Isaacs has over 40 years of business and academic experience, including extensive experience related to public health and philanthropy.

-

Arthur S. Mehlman - In addition to his tenure as a Trustee of The Royce Funds and of the Legg Mason Family of Funds, Mr. Mehlman is designated as an Audit Committee Financial Expert. Mr. Mehlman has over 35 years of business experience, including as Partner of an international accounting firm and a Director for various private companies and non-profit entities.

-

David L. Meister - In addition to his tenure as a Trustee of The Royce Funds, Mr. Meister has over 40 years of business experience, including extensive experience as an executive officer in and consultant to the communications industry.

-

G. Peter O'Brien - In addition to his tenure as a Trustee of The Royce Funds and of the Legg Mason Family of Funds, Mr. O'Brien serves as co-Chairman of the Boards' Nominating Committee. Mr. O'Brien has over 35 years of business experience, including extensive experience in the financial sector. In addition, Mr. O'Brien has served on the boards of public companies and non-profit entities.

-

Patricia W. Chadwick - In addition to her tenure as a Trustee of The Royce Funds, Ms. Chadwick is designated as an Audit Committee Financial Expert. Ms. Chadwick has over 30 years of investment and business experience, including extensive experience in the financial sector and as a consultant to business and non-profit entities. In addition, Ms. Chadwick has served on the boards of a variety of public and private companies and non-profit entities, including currently serving on the board of two public companies.

        The Board believes that each Trustee's experience, qualifications, attributes and skills should be evaluated on an individual basis and in consideration of the perspective such Trustee brings to the entire Board, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee's educational background; business, professional training or practice, public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or non-profit entities or other organizations; and/or other life experiences. The charter for the Boards' Nominating Committee contains certain other specific factors considered by the Nominating Committee in identifying and selecting Trustee candidates (as described below).

        To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Royce, and also may benefit from information provided by Royce's internal counsel; both Board and Royce's internal counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Board Composition and Leadership Structure

        The 1940 Act requires that at least 40% of a Fund's trustees not be "interested persons" (as defined in the 1940 Act) of the Fund and as such are not affiliated with the Fund's investment adviser ("Independent Trustees"). To rely on certain exemptive rules under the 1940 Act, a majority of a Fund's trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, 75% of the Fund's Trustees are Independent Trustees. The Board does not have a chairman, but the President, Mr. Royce, an interested person of the Fund, acts as chairman at the Board meetings. The Independent Trustees have not designated a lead Independent Trustee, but the Chairman of the Audit Committee, Mr. Galkin, generally acts as chairman of meetings or executive sessions of the Independent Trustees and, when appropriate, represents the views of the Independent Trustees to management. The Board has determined that its leadership structure is appropriate in light of the services that Royce and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

        Information relating to each Trustee's share ownership in the Funds and in the other funds in the group of registered investment companies comprising The Royce Funds that are overseen by the respective Trustee as of December 31, 2009 is set forth in the tables below.

Charles M. Royce
Fund	Aggregate Dollar Range of Ownership in the Fund	Aggregate Dollar Range of Ownership in The Royce Funds

Royce Pennsylvania Mutual Fund	Over $100,000
Royce Premier Fund	Over $100,000
Royce Low-Priced Stock Fund	$50,000 - $100,000
Royce Total Return Fund	Over $100,000
Royce Heritage Fund	Over $100,000
Royce Opportunity Fund	Over $100,000
Royce Value Fund	Over $100,000
Royce Value Plus Fund	$50,001 - $100,000
Royce 100 Fund	Over $100,000
Royce Discovery Fund	Over $100,000
Royce Financial Services Fund	Over $100,000
Royce Dividend Value Fund	Over $100,000
Royce Select Fund I	Over $100,000
Royce Select Fund II	Over $100,000
Royce Global Value Fund	$1 - $10,000
Royce European Smaller- Companies Fund	Over $100,000
Royce SMid-Cap Value Fund	Over $100,000
Royce SMid-Cap Select Fund	Over $100,000
Royce International Smaller-Companies Fund	Over $100,000
Royce Asia-Pacific Select Fund	Over $100,000
Royce Partners Fund	Over $100,000

The Royce Funds		Over $100,000

Mark R. Fetting

	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Pennsylvania Mutual Fund	Over $100,000
Royce Total Return Fund	$10,001 - $50,000

The Royce Funds		Over $100,000

Patricia W. Chadwick

	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

None	None	None

Richard M. Galkin

	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Premier Fund	Over $100,000
Royce Total Return Fund	Over $100,000
Royce Value Fund	Over $100,000
Royce 100 Fund	Over $100,000

The Royce Funds		Over $100,000

Stephen L. Isaacs

	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Pennsylvania Mutual Fund	$50,001 - $100,000
Royce Micro-Cap Fund	$10,001 - $50,000
Royce Premier Fund	$10,001 - $50,000
Royce Special Equity Fund	$50,001 - $100,000
Royce Low-Priced Stock Fund	$10,001 - $50,000
Royce Total Return Fund	Over $100,000
Royce Opportunity Fund	$1 - $10,000
Royce Dividend Value Fund	$10,001 - $50,000
Royce Financial Services Fund	$1 - $10,000
Royce Global Value Fund	$10,001 - $50,000
Royce European Smaller- Companies Fund	$10,001 - $50,000

The Royce Funds		Over $100,000

Arthur S. Mehlman
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Low-Priced Stock Fund	$10,001 - $50,000
Royce Total Return Fund	$10,001 - $50,000
Royce Value Fund	$10,001 - $50,000

The Royce Funds		Over $100,000

David L. Meister
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Premier Fund	$50,001 - $100,000
Royce Total Return Fund	$50,001 - $100,000
Royce Opportunity Fund	Over $100,000
Royce Special Equity Fund	$50,001 - $100,000
Royce Value Plus Fund	$10,001 - $50,000
Royce Dividend Value Fund	$10,001 - $50,000
Royce 100 Fund	$10,001 - $50,000

The Royce Funds		Over $100,000

G. Peter O'Brien
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Pennsylvania Mutual Fund	$10,001 - $50,000
Royce Premier Fund	$50,001 - $100,000
Royce Low-Priced Stock Fund	Over $100,000
Royce Total Return Fund	Over $100,000
Royce Opportunity Fund	Over $100,000
Royce Special Equity Fund	$50,001 - $100,000
Royce Select Fund I	$50,001 - $100,000
Royce Select Fund II	$10,001 - $50,000
Royce Global Select Fund	$50,001 - $100,000
Royce Value Plus Fund	$10,001 - $50,000

The Royce Funds		Over $100,000

        The Board of Trustees has an Audit Committee, comprised of Patricia W. Chadwick, Richard M. Galkin, Stephen L. Isaacs, Arthur S. Mehlman, David L. Meister and G. Peter O'Brien. The Audit Committee is responsible for, among other things, recommending the selection and nomination of the Funds' independent accountants and for conducting post-audit reviews of the Funds' financial statements with such independent accountants. The Trust has adopted an Audit Committee charter. Mr. Galkin serves as Chairman of the Audit Committee and Mr. Mehlman and Ms. Chadwick are designated as Audit Committee Financial Experts, as defined under Securities and Exchange Commission Regulations. During the year ended December 31, 2009, the Audit Committee held two meetings.

        The Board of Trustees has a Nominating Committee, comprised of Patricia W. Chadwick, Richard M. Galkin, Stephen L. Isaacs, Arthur S. Mehlman, David L. Meister and G. Peter O'Brien. The Nominating Committee is responsible for, among other things, identifying individuals qualified to serve as Independent Trustees of the Fund and recommending its nominees for consideration by the Fund's full Board of Trustees. The Trust has adopted a Nominating Committee charter. Messrs. Galkin and O'Brien serve as co-Chairman of the Nominating Committee. During the year ended December 31, 2009, the Nominating Committee met one time. In addition, members of the Nominating Committee discussed proposed nominees during two executive sessions of the Fund's Independent Trustees during the year. Finally, individual members of the Nominating Committee met separately on a number of occasions to interview Board nominees during 2009. While the Committee is solely responsible for the selection and nomination of the Fund's Independent Trustees, the Committee will review and consider nominations for the office of Trustee made by management and by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send their suggestions to the Secretary of the Fund, which should include biographical information and set forth their proposed nominee's qualifications.

        The Nominating Committee charter requires the Nominating Committee to identify individuals qualified to serve as Independent Trustees of the Fund and to recommend its nominees for consideration by the Board. In considering potential nominees, the Nominating Committee will take into consideration (i) the contribution which the person can make to the Board, with consideration given to the person's business and professional experience, education and such other factors as the Committee may consider relevant, including but not limited to whether a potential nominee's personal and professional qualities and attributes would provide a beneficial diversity of skills, experience and/or perspective to the Board; (ii) the character and integrity of the person; (iii) whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee or Independent Trustee of the Fund; (iv) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; (v) whether or not the person is financially literate pursuant to stock exchange audit committee membership standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Trustee of the Fund; and (viii) whether or not the selection and nomination of the person would be in the best interest of the Fund in light of the requirements of the Fund's retirement policies. While the Nominating Committee does not have a formal policy regarding diversity, as noted above, it may consider the diversity of skills, experience and/or perspective a potential nominee will bring to the Board as part of its evaluation of the contribution such potential nominee will make to the Board. Such factors will be considered in light of the other factors described above and in the context of the Board's existing membership at the time such potential candidate is considered.

Board's Oversight Role in Management

        The Board's role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily Royce and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, each Board, acting at its scheduled meetings, or the Chairman of the Audit Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Fund's and Royce's Chief Compliance Officer and portfolio management personnel. The Board's Audit Committee (which consists of the six Independent Trustees) meets during its scheduled meetings, and between meetings the Chairman of the Audit Committee maintains contact with the Fund's independent registered public accounting firm and the Fund's Vice President and Treasurer. The Board also receives periodic presentations from senior personnel of Royce or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to Royce and the Board's own independent legal counsel regarding regulatory compliance and governance matters. The Board's oversight role does not make the Board a guarantor of the Fund's investments or activities.

        For the year ended December 31, 2009, the following trustees, received compensation from the Trust and/or the other funds in the group of registered investment companies comprising The Royce Funds:

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Total Compensation from The Royce Funds paid to Trustees/Directors	Total Compensation from Fund Complex*
Patricia W. Chadwick, Trustee**	$12,208	N/A	$13,308	$13,308

Richard M. Galkin, Trustee	101,000	N/A	137,800	137,800

Stephen L. Isaacs, Trustee	101,000	N/A	137,800	137,700

Arthur S. Mehlman, Trustee	101,000	N/A	137,800	261,550

David L. Meister, Trustee	101,000	N/A	137,800	137,800

G. Peter O'Brien, Trustee	101,000	N/A	137,800	303,147

_________________

* Represents aggregate compensation paid to each trustee during the calendar year ended December 31, 2009 from the Fund Complex. The Fund Complex includes the 31 portfolios of The Royce Funds and the 13 portfolios of the Legg Mason Funds.

** Ms. Chadwick became a Trustee of The Royce Fund, effective December 3, 2009.

        Effective January 1, 2010, each of the non-interested Trustees receives a fee of $77,500 per year for serving on the Trust's Board of Trustees plus $6,500 for each meeting of the Board attended.

Information Concerning Royce

        On October 1, 2001, Royce & Associates, Inc., the Funds' investment adviser, became an indirect wholly-owned subsidiary of Legg Mason, Inc. ("Legg Mason"). On March 31, 2002, Royce & Associates, Inc. was merged into Royce Holdings, LLC (a wholly-owned subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. As a result of this merger, Royce & Associates, LLC became the Funds' investment adviser and a direct wholly-owned subsidiary of Legg Mason. Founded in 1899, Legg Mason is a publicly-held financial services company primarily engaged in providing asset management and related financial services through its subsidiaries. As of December 31, 2009, Legg Mason's asset management subsidiaries had aggregate assets under management of approximately $681.6 billion.

PRINCIPAL HOLDERS OF SHARES

        As of April 5, 2010, the following persons were known to the Trust to be the record and/or beneficial owners of 5% or more of the outstanding shares of certain of its Funds:

Fund	Number of Shares	Type of Ownership	Percentage of Outstanding Shares

Royce Pennsylvania Mutual Fund
Investment Class

National Financial Services	78,524,783	Record	19.92%
FEBO Our Customers
200 Liberty St, 1 World Fin. Ctr
Attn: Mutual Fund Dept.
New York, NY 10281

Charles Schwab & Co., Inc.	47,139,965	Record	11.96%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Royce Pennsylvania Mutual Fund
Consultant Class

Citigroup Global Markets	40,461,301	Record	47.08%
House Account
700 Reed Brook Blvd.
Owings Mills, MD 21117-5184

Royce Pennsylvania Mutual Fund
Service Class

National Financial Services	55,733,622	Record	81.00%
FEBO Our Customers
200 Liberty St., 1 World Fin. Ctr
Attn: Mutual Fund Dept., 5th Fl.
New York, NY 10281

Royce Pennsylvania Mutual Fund
R Class

ING Life Insurance Annuity Co.	124,760	Record	9.76%
1 Orange Way
Windsor, CT 06095-4773

Charles Schwab & Co., Inc.	120,530	Record	9.43%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Emjayco FBO Strategic Insight	104,641	Record	8.19%
8515 East Orchard Rd., 2T2
Greenwood Village, CO 80111-5002

Wachovia Bank FBO Various	69,445	Record	5.43%
Retirement Plans
1525 West Wt. Harris Blvd.
Charlotte, NC 28288-0001

MG Trust Company Cust. FBO	68,138	Record	5.33%
Exceptional Software Strategies
700 17th Street, Suite 300
Denver, CO 80202-3531

Frontier Trust Company FBO	66,186	Record	5.18%
Singleton Associates 401(K) Plan 20
P.O. Box 10758
Fargo, ND 58106-0758

Royce Pennsylvania Mutual Fund
K Class

MLPF&S For The Sole Benefit of	106,920	Record	43.98%
Its Customers
Attn: Fund Administration
4800 Deer Lake Drive E, Fl. 2
Jacksonville, FL 32246-6484

Nationwide Trust Company FSB	96,885	Record	39.85%
c/o IPO Portfolio Accounting
P.O. Box 180229
Columbus, OH 43218-2029

Orchard Trust Co. TTEE	20,067	Record	8.25%
Employee Benefits Clients 401K
8515 E. Orchard Rd. 2T2
Greenwood Village, CO 80111-5002

Royce Micro-Cap Fund
Investment Class

Charles Schwab & Co., Inc.	12,701,157	Record	19.63%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Citigroup Global Markets Inc.	10,348,049	Record	15.99%
388 Greenwich Street
New York, NY 10013-2375

National Financial Services	8,232,381	Record	12.72%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Royce Micro-Cap Fund
Consultant Class

Citigroup Global Markets	6,455,242	Record	53.71%
House Account
700 Red Brook Blvd.
Owings Mills, MD 21117-5184

Royce Micro-Cap Fund
Service Class

National Financial Services	2,282,357	Record	33.88%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Charles Schwab & Co. Inc.	1,448,455	Record	21.47%
Special Custody A/C FBO Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

New York Life Trust Company	909,867	Record	13.48%
169 Lackawanna Avenue
Trust Admin., 2nd Floor
Parsippany, NJ 07054-1007

Royce Premier Fund Investment Class

Charles Schwab & Co., Inc.	57,269,907	Record	23.03%
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services	44,787,488	Record	18.01%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Citigroup Global Markets Inc.	38,502,175	Record	15.48%
388 Greenwich Street
New York, NY 10013-2375

Royce Premier Fund
Service Class

National Financial Services	6,697,527	Record	25.39%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

ICMA Retirement Services	4,058,982	Record	15.39%
Vantage Trust NAV
777 N. Capitol St., NE, Suite 600
Washington, DC 20002-4240

Saxon and Co.	2,146,371	Record	8.14%
P.O. Box 7780-1888
Philadelphia, PA 19182-0001

ICMA Retirement Services	1,375,327	Record	5.21%
Vantage Trust UNITIZED
777 N. Capitol St., NE, Suite 600
Washington, DC 20002-4240

Charles Schwab & Co., Inc.	1,338,456	Record	5.07%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Royce Premier Fund
Institutional Class

National Financial Services	8,201,243	Record	24.66%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

JP Morgan Chase Bank	6,387,317	Record	19.21%
c/o JPM/AC RPS
The Interpublic Group of Co. Inc.
Savings Plan 01/01/2003
Attn: Management Reporting Team
P.O. Box 419784
Kansas City, MO 64141-6784

State Street Bank and Trust TFEE	4,294,995	Record	12.91%
UBS Svngs & Investment Plan
105 Rosemont Road
Westwood, MA 02090-2318

The Northern Trust Company	4,011,104	Record	12.06%
as Trustee FBO Nortel - DV
P.O. Box 92994
Chicago, IL 60675-0001

Royce Premier Fund
W Class

Prudential Investment Management	9,738,473	Record	48.34%
Service FBO of Mutual Fund Clients
Attn: Pru Choice Unit
Mail Stop 194-201
3 Gateway Center - Suite 11
Newark, NJ 07102-4000

Patterson & Co.	9,214,026	Record	45.73%
Omnibus NC 1151
1525 West WT Harris Blvd.
Charlotte, NC 28288-0001

Royce Premier Fund
R Class

Charles Schwab & Co., Inc.	65,530	Record	28.71%
Special Custody A/C
FBO Customers
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Emjayco	29,199	Record	12.79%
FBO Merritt Management
401(k) Plan
P.O. Box 170910
Milwaukee, WI 53217-0909

Frontier Trust Company FBO	24,538	Record	10.75%
Downey Communications, Inc.
401(K)
P.O. Box 10758
Fargo, ND 58106-0758

National Financial Services	22,578	Record	9.89%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

TD Ameritrade Trust Company	21,056	Record	9.22%
P.O. Box 17748
Denver, CO 80217-0748

Royce Premier Fund
Consultant Class

Citigroup Global Markets	2,000,138	Record	49.49%
House Account
700 Red Brook Blvd.
Owings Mills, MD 21117-5184

Royce Premier Fund
K Class

Orchard Trust Co. LLC	130,675	Record	56.01%
TRUST/CUST Retirement Plans
8515 E. Orchard Rd. 2T2
Greenwood Vlg, CO 80111-5002

Orchard Trust Co. TTEE	42,118	Record	18.05%
Employee Benefits Clients
8515 E. Orchard Rd. 2T2
Greenwood Village, CO 80111-5002

Emjay FBO Johnston-McLamb Case	19,491	Record	8.35%
8515 E. Orchard Rd. 2T2
Greenwood Village, CO 80111-5002

Charles Schwab & Co., Inc.	18,357	Record	7.87%
Special Custody A/C FBO
Customers
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Royce Low-Priced Stock Fund
Service Class

National Financial Services	59,449,739	Record	30.64%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Charles Schwab & Co., Inc.	54,495,854	Record	28.08%
Reinvestment Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Royce Low-Priced Stock Fund
Institutional Class

National Financial Services	28,806,079	Record	59.06%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

State Street Bank & Trust Co.	12,995,328	Record	26.65%
Ford Motor Co. Mast TR Fund
105 Rosemont Rd.
Westwood, MA 02090-2318

Royce Low-Priced Stock Fund
Investment Class

Charles Schwab & Co. Inc.	2,569,867	Record	37.45%
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4151

National Financial Services	1,059,413	Record	15.44%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

MLPF&S For the Sole Benefit of	776,075	Record	11.31%
Its Customers
Merrill Lynch Financial Data SV
Attn: Fund Administration
4800 Deer Lake Dr. E, Fl. 2
Jacksonville, FL 32246-6484

Midtrusco	411,843	Record	6.00%
FBO Various Retirement Plans
5901 College Boulevard, Suite 100
Overland Park, KS 66211-1834

Royce Low-Priced Stock Fund
R Class

Oppenheimer & Co. Inc.	33,276	Record	30.78%
FBO IBEW Local Union #527-PSP
Annuity Trust FD Strategies ACC
6820 FM 1765
Texas City, TX 77591

Dan Gold, Lars Bader, Nicholas	20,181	Record	18.67%
Brumm, Tracy Fu FBO
QVT Financial LP 401K PSP
1177 Ave. of the Americas, 9th Fl.
New York, NY 10036-2714

Charles Schwab & Co. Inc.	16,862	Record	15.60%
Special Custody A/C FBO
Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4151

MG Trust Company Cust. FBO	8,048	Record	7.44%
Oak Bank 401(k) Profit Sharing
700 17th Street, Suite 300
Denver, CO 80202-3531

National Financial Services	5,528	Record	5.11%
FEBO Our Customers
200 Liberty St., 1 World Fin. Ctr
Attn: Mutual Fund Dept. , 5th Floor
New York, NY 10281

Royce Low-Priced Stock Fund
K Class

Nationwide Trust Company FSB	76,846	Record	77.12%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

National Financial Services FEBO	8,063	Record	8.09%
Our Customers
200 Liberty St., 1 World Trade Ctr.
Attn: Mutual Fund Dept., 5th Fl.
New York, NY 10281

Pershing LLC	7,216	Record	7.24%
P.O. Box 2052
Jersey City, NJ 07303-2052

Royce Total Return Fund
Investment Class

Charles Schwab & Co. Inc.	69,271,359	Record	24.29%
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services	50,473,449	Record	17.70%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Citigroup Global Markets Inc.	18,677,519	Record	6.55%
388 Greenwich Street
New York, NY 10013-2375

Pershing LLC	17,822,323	Record	6.25%
P.O. Box 2052
Jersey City, NJ 07303-2052

Royce Total Return Fund
Consultant Class

Citigroup Global Markets	17,263,743	Record	53.05%
House Account
700 Red Brook Blvd.
Owings Mills, MD 21117-5184

Royce Total Return Fund
Service Class

National Financial Services	4,888,997	Record	23.51%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Vanguard Fiduciary Trust Company	3,938,378	Record	18.94%
Royce Funds Omnibus
P.O. Box 2600 VM 613
Attn: Outside Funds
Valley Forge, PA 19482-2600

Massachusetts Mutual Insurance Co.	1,193,893	Record	5.74%
1295 State Street
Springfield, MA 01111-0001

Royce Total Return Fund
Institutional Class

Charles Schwab & Co. Inc.	4,347,480	Record	17.07%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

State Street Bank & Trust Company	4,042,845	Record	15.88%
FBO Cummins Inc. & Affiliates
Retirement & Savings Plan
Master Trust
1 Heritage Drive
Quincy, MA 02171-2105

National Financial Services	3,741,047	Record	14.69%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Vanguard Fiduciary Trust Company	2,621,705	Record	10.30%
Royce Funds Omnibus
P.O. Box 2600 VM 613
Attn: Outside Funds
Valley Forge, PA 19482-2600

WTRISC	2,621,705	Record	10.30%
Group Health Permanent 401K SD/MPG
P.O. Box 52129
Phoenix, AZ 85072-2129

Royce Total Return Fund
W Class

Prudential Investment Management	3,347,837	Record	80.53%
Service FBO of Mutual Fund Clients
Attn: Pru Choice Unit
Mail Stop 194-201
3 Gateway Center, Suite 11
Newark, NJ 07102-4000

Patterson & Co.	660,235	Record	15.88%
Omnibus Cash Cash
1525 West Wt. Harris Blvd.
Charlotte, NC 28288-0001

Royce Total Return Fund
R Class

Hartford Life Ins. Co.	201,034	Record	25.15%
Separate Account
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999

MG Trust Company Cust. FBO	94,333	Record	11.80%
The J. Craig Venter Science
700 17th Street, Suite 300
Denver, CO 80202-3531

MG Trust Company Cust. FBO	92,233	Record	11.54%
McAngus, Goudelock & Courie
700 17th Street - Suite 300
Denver, CO 80202-3531

Orchard Trust Co. TTEE	56,244	Record	7.04%
Employee Benefits Clients
8515 E. Orchard Rd. 2T2
Greenwood Village, CO 80111-5002

National Financial Services	51,762	Record	6.47%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Royce Total Return Fund
K Class

Great West Life & Annuity	2,787,474	Record	52.32%
c/o Fascore LLC
8515 E. Orchard Rd. 2T2
Greenwood Village, CO 80111-5002

Orchard Trust Co. TTEE	1,748,264	Record	32.82%
Employee Benefits Clients
8515 E. Orchard Rd. 2T2
Greenwood Village, CO 80111-5002

Royce Heritage Fund
Service Class

Charles Schwab & Co. Inc.	6,890,108	Record	41.53%
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services	860,347	Record	5.19%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Royce Heritage Fund
Consultant Class

Citigroup Global Markets	265,086	Record	35.95%
House Account
700 Red Brook Blvd.
Owings Mills, MD 21117-5184

Pershing LLC	45,894	Record	6.22%
P.O. Box 2052
Jersey City, NJ 07303-2051

Royce Heritage Fund
Investment Class

Royce Family Investments, LLC	136,879	Record	16.87%
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

Michael Hveem TTEE	87,585	Record	10.79%
Marilyn J. Royce 2002 Trust
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

National Financial Services	72,060	Record	8.88%
FEBO Our Customers
200 Liberty St., 1 World Trade Ctr.
Attn: Mutual Fund Dept., 5th Fl.
New York, NY 10281

Charles Schwab & Co., Inc.	71,598	Record	8.82%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

Bea & Company Partnership	70,817	Record	8.73%
P.O. Box 100
Beatrice, NE 68310-0100

Michael Hveem TTEE	43,534	Record	5.37%
Amanda B. Royce 2002 Trust
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

Michael Hveem TTEE	43,534	Record	5.37%
Charles M. Royce Jr. 2002 Trust
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

Michael Hveem TTEE	43,534	Record	5.37%
Jennifer H. Royce 2002 Trust
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

Royce Heritage Fund
R Class

National Financial Services	110,568	Record	97.30%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Royce Heritage Fund
K Class

Nationwide Trust Company FSB	250,771	Record	92.32%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

Royce Opportunity Fund
Investment Class

National Financial Services	23,114,791	Record	25.11%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Charles Schwab & Co. Inc.	19,820,449	Record	21.53%
Attn. Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

Royce Opportunity Fund
Service Class

John Hancock Life Insurance	13,198,572	Record	34.01%
Co. USA
SEG Funds & Accting ET7
601 Congress Street
Boston, MA 02210-2804

National Financial Services	12,735,344	Record	32.82%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

JP Morgan Chase Bank TTEE	2,027,179	Record	5.22%
FBO Perot Systems Corporation
Retirement Savings Plan
Dated 01/01/2004
P.O. Box 419784
Kansas City, MO 64141-6784

Royce Opportunity Fund
Institutional Class

The Northern Trust Co.	28,937,353	Record	50.72%
Accenture LLP
P.O. Box 92994
Chicago, IL 60675-0001

National Financial Services	7,940,075	Record	13.92%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Reliance Trust Company	7,423,662	Record	13.01%
FBO North Shore Long Island
Jewish Health System 403B Plan
c/o Fascorp.
8515 E. Orchard Rd, 2T2
Greenwood Vlg, CO 80111-5002

Royce Opportunity Fund
Consultant Class

Citigroup Global Markets	416,392	Record	44.15%
House Account
700 Red Brook Blvd.
Owings Mills, MD 21117-5184

Royce Opportunity Fund
R Class

ING National Trust	12,056	Record	19.11%
1 Orange Way
Windsor, CT 06095-4773

Counsel Trust DBA MATC FBO	10,036	Record	15,90%
Schagrin Gas Co. 401(K) Profit
Sharing Plan & Trust
1251 Waterfront Pl, Suite 525
Pittsburgh, PA 15222-4228

MG Trust Company Cust. FBO	6,966	Record	11.04%
Val's Ocean Pacific Seafood Inc.
700 17th Street, Suite 300
Denver, CO 80202-3531

Jeff McMahon FBO Mario	6,758	Record	10.71%
Camachio Foods, LLC 401(K)
Profit Sharing Plan & Trust
2502 Walden Woods Dr.
Plant City, FL 33566-7167

Counsel Trust DBA MATC FBO	6,720	Record	10.65%
Lakeside Curative Services Inc.
401(K) Profit Sharing Plan & Trust
1251 Waterfront Pl., Ste. 525
Pittsburgh, PA 15222-4228

Matthew D. Norris FBO	4,276	Record	6.78%
Axom Technologies Inc. 401 (K)
Profit Sharing Plan & Trust
Pasadena, MA 21122-4232

John Russell FBO	3,311	Record	5.25%
Lake Ontario Fruit Inc. 401(k)
Profit Sharing Plan & Trust
Albion, NY 14411-9163

Royce Opportunity Fund
K Class

Nationwide Trust Company FSB	63,028	Record	70.00%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

National Financial Services	17,933	Record	20.01%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

MG Trust Company Cust. FBO	8,257	Record	9.22%
Abel & Son, Inc.
700 17th Street, Suite 300
Denver, CO 80202-3531

Royce Special Equity Fund
Service Class

Charles Schwab & Co. Inc.	2,516,099	Record	49.42%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Pershing LLC	478,156	Record	9.39%
P.O. Box 2052
Jersey City, NJ 07303-2052

National Financial Services	434,787	Record	8.54%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Reliance Trust Company FBO	257,084	Record	5.05%
Retirement Plans Serviced By Me
c/o Fascore LLC
8515 E. Orchard Rd. 2T2
Greenwood Village, CO 80111-5002

Royce Special Equity Fund
Investment Class

National Financial Services	12,038,306	Record	21.46%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Charles Schwab & Co. Inc.	10,116,329	Record	18.03%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Pershing LLC	5,525,282	Record	9.85%
P.O. Box 2052
Jersey City, NJ 07303-2052

Royce Special Equity Fund
Institutional Class

Mac & Co.	4,812,470	Record	26.56%
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

JPMorgan Chase Bank NA Cust.	2,896,229	Record	15.99%
Automatic Data Processing Inc.
Pension Retirement Plan
4 New York Plaza, Fl. 15
New York, NY 10004-2413

Lauer & Co. Partnership	2,700,784	Record	14.91%
c/o The Glenmede Trust Co.
P.O. Box 58997
Philadelphia, PA 19102-8997

State Street Bank & Trust co. TTEE	1,965,812	Record	10.85%
Glaxo Smith Kline Retirement
Savings Plan UA DTD 06/26/1989
2 Avenue De Lafayette Ste. 2
Boston, MA 02111-1748

National Financial Services	977,178	Record	5.39%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Royce Special Equity Fund
Consultant Class

Citigroup Global Markets	776,750	Record	54.06%
House Account
700 Red Brook Blvd.
Owings Mills, MD 21117-5184

Royce Value Fund
Service Class

Charles Schwab & Co. Inc.	40,650,961	Record	34.31%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services	37,579,659	Record	31.71%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Pershing LLC	5,983,364	Record	5.05%
P.O. Box 2052
Jersey City, NJ 07303-2052

Royce Value Fund
Consultant Class

Citigroup Global Markets	1,494,061	Record	51.70%
House Account
700 Red Brook Blvd.
Owings Mills, MD 21117-5184

Royce Value Fund
Investment Class

MLPF&S For the Sole Benefit of	3,033,797	Record	39.85%
Its Customers
Merrill Lynch Financial Data SV
Attn: Fund Administration
4800 Deer Lake Dr. E, Fl. 2
Jacksonville, FL 32246-6484

Charles Schwab & Co. Inc.	1,321,526	Record	17.36%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services	642,126	Record	8.43%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Pershing LLC	606,694	Record	7.97%
P.O. Box 2052
Jersey City, NJ 07303-2052

Royce Value Fund
Institutional Class

Legg Mason Partners Lifestyle	3,762,969	Record	22.92%
Series Inc. Allocation 85%
Att: Steve Bleiberg
620 8th Avenue, Fl. 49
New York, NY 10018-1618

Legg Mason Partners Lifestyle	2,032,841	Record	12.38%
Series Inc. Allocation 70%
Att: Steve Bleiberg
620 8th Avenue, Fl. 49
New York, NY 10018-1618

DWS Trust Company	1,077,306	Record	6.56%
FBO Deutshe Bank Matched
Savings Plan
Attn: Share Recon Dept.
P.O. Box 1757
Salem, NH 03079-1143

Polish American Freedom	994,965	Record	6.06%
Foundation
410 Park Avenue, 15th Fl.
New York, NY 10022-4407

National Financial Services	955,348	Record	5.82%
FEBO Our Customers
200 Liberty St., 1 World Fin. Ctr.
Attn: Mutual Fund Dept., 5th Fl.
New York, NY 10281

Legg Mason Partners Lifestyle	874,423	Record	5.33%
Series Inc. Allocation 50%
Att: Steve Bleiberg
620 8th Avenue, Fl. 49
New York, NY 10018-1618

Royce Value Fund
R Class

Hartford Life Ins. Co.	652,622	Record	51.56%
Separate Account
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999

ING Life Insurance Annuity Co.	288,764	Record	22.82%
1 Orange Way
Windsor, CT 06095-4773

Royce Value Fund
K Class

Fifth Third Bank Cust.	246,528	Record	30.58%
FBO Cape Ann Savings Bank - R/R
P.O. Box 3385
Cincinnati, OH 45263-0001

Fifth Third Bank Cust.	177,490	Record	22.02%
FBO Cape Ann Savings Bank - C/R
P.O. Box 3385
Cincinnati, OH 45263-0001

Hartford Life Ins. Co.	163,802	Record	20.32%
Separate Account
Attn: UIT Operations
P.O. Box 299
Hartford, CT 06104-2999

Nationwide Trust Company FSB	82,653	Record	10.25%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

ING Life Insurance Annuity Co.	44,820	Record	5.56%
1 Orange Way
Windsor, CT 06095-4773

Royce Value Plus Fund
Service Class

National Financial Services	85,460,677	Record	38.83%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Charles Schwab & Co. Inc.	51,596,913	Record	23.45%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Royce Value Plus Fund
Institutional Class

National Financial Services	17,792,301	Record	55.19%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Charles Schwab & Co. Inc.	2,516,300	Record	7.81%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Royce Value Plus Fund
Investment Class

Patterson & Co. FBO	7,742,188	Record	31.43%
Omnibus Cash/Cash
1525 West Wt. Harris Blvd.
Charlotte, NC 28288-0001

Charles Schwab & Co. Inc.	6,766,084	Record	27.50%
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Calhoun & Co.	2,527,987	Record	10.28%
P.O. Box 75000 MC 3446
Detroit, MI 48275-0001

MLPF&S For the Sole Benefit of	1,561,977	Record	6.35%
Its Customers
Merrill Lynch Financial Data SV
Attn: Fund Administration
4800 Deer Lake Dr. E, Fl. 2
Jacksonville, FL 32246-6484

National Financial Services	1,533,318	Record	6.23%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Royce Value Plus Fund
Consultant Class

Citigroup Global Markets	1,536,194	Record	55.54%
House Account
700 Red Brook Blvd.
Owings Mills, MD 21117-5184

Royce Value Plus Fund
R Class

Orchard Trust Co. TTEE	17,987	Record	30.02%
Employee Benefits Clients
8515 E. Orchard Rd., 2T2
Greenwood Village, CO 80111-5002

Charles Schwab & Co. Inc.	12,734	Record	21.25%
Special Custody A/C FBO Customers
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Orchard Trust Co. LLC CUST	7,758	Record	12.95%
FBO: Opp Funds Recordk Pro Ret. Pl
8515 E. Orchard Rd., 2T2
Greenwood Village, CO 80111-5002

Frontier Trust Company FBO	7,289	Record	12.17%
Ability Network Services, Inc.
401(K)
P.O. Box 10758
Fargo, ND 58106-0758

Counsel Trust DBA MATC FBO	3,941	Record	6.58%
Southland 401(K) Plan
805 S. Wheatley, Suite 600
Ridgeland, MS 39157-5005

MG Trust Company Cust. FBO	3,143	Record	5.25%
Walsh Jesuit High School 403B Plan
700 17th Street, Suite 300
Denver, CO 80202-3531

Royce Value Plus Fund
K Class

Nationwide Trust Company FSB	40,438	Record	22.26%
c/o IPO Portfolio Accounting
P.O Box 182029
Columbus, OH 43218-2029

FFB REG FBO	20,913	Record	11.51%
FFB RGO FBO Oklahoma St.
School Brd.
5101 North Classen Blvd., Ste. 620
Oklahoma City, OK 73118-5263

FFB REG FBO	15,917	Record	8.76%
FFB RGO FBO The Beard Company
5101 North Classen Blvd., Ste. 620
Oklahoma City, OK 73118-5263

FFB REG FBO	13,986	Record	7.70%
American Bank Systems, Inc.
5101 North Classen Blvd., Ste. 620
Oklahoma City, OK 73118-5263

FFB REG FBO	12,920	Record	7.11%
FFB RGO FBO Pathology
Consult. Svc.
5101 North Classen Blvd., Ste. 620
Oklahoma City, OK 73118-5263

FFB REG FBO	12,459	Record	6.86%
Air Compressor Supply, Inc.
5101 North Classen Blvd., Ste. 620
Oklahoma City, OK 73118-5263

FFB REG FBO	11,387	Record	6.27%
FFB RGO FBO Northstar Publishing.
5101 North Classen Blvd., Ste. 620
Oklahoma City, OK 73118-5263

Royce 100 Fund
Service Class

Charles Schwab & Co. Inc.	16,624,411	Record	55.21%
Reinvestment Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Pershing LLC	1,988,965	Record	6.61%
P.O. Box 2052
Jersey City, NJ 07303-2052

National Financial Services	1,651,427	Record	5.48%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Royce 100 Fund
Investment Class

Charles Schwab & Co. Inc.	3,118,589	Record	63.54%
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Equitable Trust Company 3	283,901	Record	5.78%
4400 Harding Road, Suite 310
Nashville, TN 37205-2315

Royce 100 Fund
R Class

Frontier Trust Company FBO	13,652	Record	21.38%
Jacinto Medical Group PA 401(K)
P.O. Box 10758
Fargo, ND 58106-0758

Frontier Trust Company FBO	11,066	Record	17.33%
The Watkins Partnership
401(K) Plan
P.O. Box 10758
Fargo, ND 58106-0758

Charles Schwab & Co. Inc.	10,133	Record	15.87%
Special Custody A/C FBO
Customers
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

Frontier Trust Company FBO	7,041	Record	11.03%
Personal Communication Systems,
Inc.
P.O. Box 10758
Fargo, ND 58106-0758

Frontier Trust Company FBO	6,833	Record	10.70%
Westside Mechanical/WMI
Technologies
P.O. Box 10758
Fargo, ND 58106-0758

Frontier Trust Company FBO	5,507	Record	8.62%
Lombardo Management, Inc.
401(K) Plan
P.O. Box 10758
Fargo, ND 58106-0758

Royce 100 Fund
K Class

Nationwide Trust Company FSB	18,104	Record	60.22%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

Wells Fargo Bank NA FBO	9,548	Record	31.76%
Retirement Plan Svcs
P.O. Box 1533
Minneapolis, MN 55480-1533

National Financial Services	2,215	Record	7.37%
FEBO Our Customers
200 Liberty St., 1 World Trade Ctr.
Attn: Mutual Funds Dept., 5th Fl.
New York, NY 10281

Royce Discovery Fund
Service Class

Charles Schwab & Co. Inc.	191,334	Record	29.07%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

Royce Family Investments LLC	103,516	Record and	15.73%
8 Sound Shore Drive, Suite 140		Beneficial
Greenwich, CT 06830-7259

Charles M. Royce	98,466	Record and	14.96%
c/o Royce Management Company		Beneficial
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

Harry H. Huang & Adrienne S.	33,658	Record	5.11%
Masters TBE
Potomac, MD 20854-1561

Royce Financial Services Fund
Service Class

Charles Schwab & Co. Inc.	681,500	Record	30.25%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

National Financial Services	332,090	Record	14.74%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Pershing LLC	331,790	Record	14.73%
P.O. Box 2052
Jersey City, NJ 07303-2052

Ameritrade Inc. for the	156,817	Record	6.96%
Exclusive Benefit of our Customer
P.O. Box 2226
Omaha, NE 68103-2226

Royce Family Investments LLC	127,146	Record and	5.64%
8 Sound Shore Drive, Suite 140		Beneficial
Greenwich, CT 06830-7259

The Royce Family Fund Inc	114,090	Record	5.06%
DTD 10/23/06
c/o Charles M. Royce
8 Sound Shore Drive, Suite 140
Greenwich, CT 05830-7259

Royce Dividend Value Fund
Service Class

Charles Schwab & Co., Inc.	2,585,218	Record	58.53%
Reinvestment Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

LPL Financial	343,833	Record	7.78%
9785 Towne Centre Drive
San Diego, CA 92121-1968

National Financial Services Corp.	269,901	Record	6.11%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281-1003

Royce Dividend Value Fund
Investment Class

LPL Financial	1,480,124	Record	56.31%
FBO: Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA 92150-9046

National Financial Services Corp.	708,802	Record	26.96%
FEBO Our Customers
Russ Lennon
200 Liberty St.
New York, NY 10281-1003

Royce Family Investments LLC	260,606	Record and	9.91%
8 Sound Shore Drive, Suite 140		Beneficial
Greenwich, CT 05830-7259

Royce Select Fund I
Investment Class

Charles Schwab & Co., Inc.	1,303,131	Record	49.31%
Reinvestment Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Keybank NA	199,545	Record	7.55%
P.O. Box 94871
Cleveland, OH 44101-4871

Royce Select Fund II
Investment Class

Royce Family Investments LLC	73,276	Record and	21.39%
8 Sound Shore Drive, Suite 140		Beneficial
Greenwich, CT 06830-7259

TD Ameritrade	65,880	Record	19.23%
P.O. Box 2226
Omaha, NE 68103-2226

Charles Schwab & Co., Inc.	38,526	Record	11.24%
Reinvestment Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Jeffrey M. Dressel TTEE	19,756	Record and	5.77%
Jeffrey M. Dressel DDS PC 401K PSP		Beneficial
Trust DTD 01-01-2004
FBO Jeffrey M. Dressel
Brooklyn, NY 11231-4106

Bryant R. Riley TTEE	18,220	Record	5.32%
Robert Antin Children Irrevocable
Trust UA DTD 01/01/2001
Los Angeles, CA 90025-3384

Royce Global Select Fund
Investment Class

W. Whitney George	64,179	Record and	10.86%
c/o Royce & Associates LLC		Beneficial
745 Fifth Avenue, Suite 2400
New York, NY 10151

Charles Schwab & Co., Inc.	50,064	Record	8.47%
Reinvestment Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

Ameritrade Inc. for the	44,418	Record	7.52%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

Royce Global Value Fund
Service Class

Charles Schwab & Co. Inc.	2,436,494	Record and	47.89%
Reinvest Account		Beneficial
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services	523,218	Record	10.28%
FEBO Our Customers
200 Liberty St., 1 World Fin Ctr
Attn: Mutual Fund Dept., 5th Floor
New York, NY 10281

Mac & Co.	383,572	Record	7.54%
Mutual Funds Ops. - P.O. Box 3198
525 William Penn Place
Pittsburgh, PA 15219-1707

Pershing LLC	282,354	Record	5.55%
P.O. Box 2052
Jersey City, NJ 07303-2052

Royce European Smaller-
Companies Fund
Service Class

Charles Schwab & Co. Inc.	249,564	Record	28.26%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services	155,489	Record	17.61%
FEBO Our Customers
200 Liberty St, 1 World Fin. Ctr.
Attn: Mutual Fund Dept. 5th Fl.
New York, NY 10281

Charles M. Royce	106,531	Record and	12.06%
c/o Royce Management Company		Beneficial
8 Sound Shore Drive
Suite 140
Greenwich, CT 06830-7259

Ameritrade Inc. for the Exclusive	93,128	Record	10.54%
Benefit of our Customers
P.O. Box 2226
Omaha, NE 68103-2226

Pershing LLC	81,680	Record	9.25%
P.O. Box 2052
Jersey City, NJ 07303-2052

Royce SMid-Cap Value Fund
Service Class

National Financial Svcs. Corp.	172,517	Record	34.85%
FEBO Our Customers
200 Liberty St.
New York, NY10281-1003

Royce Family Investments LLC	100,448	Record and	20.29%
8 Sound Shore Drive		Beneficial
Suite 140
Greenwich, CT 06830-7259

Charles Schwab & Co. Inc.	61,449	Record	12.41%
Special Custody A/C FBO Customers
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

W. Whitney George	50,761	Record and	10.25%
c/o Royce & Associates, LLC		Beneficial
745 Fifth Avenue, Suite 2400
New York, NY 10151

Royce SMid-Cap Select Fund
Investment Class

Royce Family Investments LLC	71,765	Record and	65.00%
8 Sound Shore Drive		Beneficial
Suite 140
Greenwich, CT 06830-7259

Christopher Z Ou & Irene Wan	10,954	Record	9.92%
Hong Lam JT WROS
McKinney, TX 75070-4718

Richard C. Piper TTEE	10,272	Record	9.30%
Richard C. Piper Trust
UA Dtd 12/27/1999
Whisper Pines, NC 28327-9381

Steve G. McBoyle	9,000	Record and	8.15%
c/o Royce & Associates LLC		Beneficial
745 Fifth Avenue, Suite 2400
New York, NY 10151

Royce International-Smaller
Companies Fund
Service Class

Royce Family Investments LLC	200,314	Record and	18.43%
8 Sound Shore Drive		Beneficial
Suite 140
Greenwich, CT 06830-7259

National Financial Services FEBO	161,204	Record	14.83%
Our Customers
200 Liberty St., 1 World Fin Ctr.
Attn: Mutual Fund Dept., 5th Fl.
New York, NY 10281

Charles Schwab & Co., Inc.	93,231	Record	8.58%
Special Cust A/C FBO Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

Pershing LLC	75,039	Record	6.90%
P.O. Box 2052
Jersey City, NJ 07303-2052

Ameritrade Inc.	61,387	Record	5.65%
P.O. Box 2226
Omaha, NE 68103-2226

Royce Focus Value Fund Service Class

W. Whitney George	103,420	Record and	26.18%
745 Fifth Avenue, Suite 2400		Beneficial
New York, NY 10151

Charles Schwab & Co., Inc.	91,232	Record	23.10%
Special Cust A/C FBO Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

Meredith M. George	47,418	Record and	12.00%
c/o Royce & Associates, LLC		Beneficial
745 Fifth Avenue, Suite 2400
New York, NY 10151

Jack E. Fockler Jr. & Cheryl L.	20,684	Record and	5.24%
Fockler TTEES Cheryl L. Fockler		Beneficial
Revocable Trust UA DTD 05/10/01
745 Fifth Avenue, Suite 2400
New York, NY 10151

Jack E. Fockler Jr. & Cheryl L.	20,684	Record and	5.24%
Fockler TTEES Jack Fockler Jr.		Beneficial
Revocable Trust DTD 05/10/01
745 Fifth Avenue, Suite 2400
New York, NY 10151

Royce Partners Fund
Service Class

Royce Family Investments LLC	76,438	Record and	58.65%
8 Sound Shore Drive		Beneficial
Suite 140
Greenwich, CT 06830-7259

Michael Hveem TTEE	29,280	Record and	22.47%
Marilyn J. Royce 2002 Trust		Beneficial
8 Sound Shore Drive
Suite 140
Greenwich, CT 06830-7259

Charles Schwab & Co., Inc.	10,655	Record	8.18%
Special Cust A/C FBO Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

National Financial Services FEBO	6,530	Record	5.01%
Our Customers
200 Liberty St.
New York, NY 10281-1003

Royce Asia-Pacific Select Fund
Investment Class

Royce Family Investments LLC	50,000	Record and	37.11%
8 Sound Shore Drive		Beneficial
Suite 140
Greenwich, CT 06830-7259

W. Whitney George	35,000	Record and	25.97%
c/o Royce & Associates, LLC		Beneficial
745 Fifth Avenue, Suite 2400
New York, NY 10151

Azars Inc.	21,151	Record	15.70%
3400 E. Coliseum Blvd., Ste. 100
Fort Wayne, IN 46805-1665

State Street Bank and Trust Co.	15,626	Record and	11.60%
IRA Jiyoung Kim		Beneficial
745 Fifth Avenue, Suite 2400
New York, NY 10151

Royce Mid-Cap Fund
Service Class

National Financial Services FEBO	62,892	Record	24.72%
Our Customers
200 Liberty St., 1 World Fin Ctr.
Attn: Mutual Fund Dept., 5th Fl.
New York, NY 10281

State Street Bank & Trust Co.	56,252	Record and	22.11%
Cust. IRA James T. Stoeffel		Beneficial
c/o Royce & Associates, LLC
745 Fifth Avenue, Suite 2400
New York, NY 10151

W. Whitney George	50,000	Record and	19.65%
c/o Royce & Associates, LLC		Beneficial
745 Fifth Avenue, Suite 2400
New York, NY 10151

State Street Bank & Trust Co.	36,806	Record and	14.46%
Cust. IRA Carl Degnan Brown		Beneficial
c/o Royce & Associates, LLC
745 Fifth Avenue, Suite 2400
New York, NY 10151

State Street Bank & Trust Co.	35,031	Record and	13.77%
Cust. IRA Brendan James Hartman		Beneficial
c/o Royce & Associates, LLC
745 Fifth Avenue, Suite 2400
New York, NY 10151

        As of April 5, 2010, all of the trustees and officers of the Trust as a group beneficially owned the approximate percentage of the outstanding shares of the Funds as indicated in the following table. Except as noted below, the trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each of the Funds and their respective classes.

Fund	Class	Approximate Percentage owned
Royce Low-Priced Stock Fund	Investment	1.81%
Royce Heritage Fund	Investment	33.36%
Royce Opportunity Fund	Consultant	4.29%
Royce Opportunity Fund	Institutional	1.16%
Royce Value Fund	Investment	4.25%
Royce Value Fund	Institutional	1.29%
Royce Value Plus Fund	Institutional	1.29%
Royce 100 Fund	Investment	7.71%
Royce 100 Fund	R	15.87%
Royce Discovery Fund	Service	59.86%
Royce Financial Services Fund	Service	12.30%
Royce Dividend Value Fund	Investment	10.12%
Royce Dividend Value Fund	Service	2.00%
Royce Select Fund I	Investment	8.94%
Royce Select Fund II	Investment	36.02%
Royce Global Select Fund	Investment	25.37%
Royce Global Value Fund	Service	6.51%
Royce European Smaller-Companies Fund	Service	13.40%
Royce SMid-Cap Value Fund	Service	24.53%
Royce SMid-Cap Select Fund	Investment	75.81%
Royce International Smaller-Companies Fund	Service	19.56%
Royce Focus Value Fund	Service	71.25%
Royce Mid-Cap Fund	Service	69.38%
Royce Partners Fund	Service	89.26%
Royce Asia-Pacific Select Fund	Investment	74.69%

INVESTMENT ADVISORY SERVICES

Services Provided by Royce

        As compensation for its services under the Investment Advisory Agreements for the Funds listed below, Royce is entitled to receive the following fees:

Fund	Percentage Per Annum of Fund's Average Net Assets
Royce Pennsylvania Mutual Fund	1.00% of first $50,000,000,
.875% of next $50,000,000 and
.75% of any additional average net assets

Royce Premier Fund	1.00% of first $2,000,000,000,
Royce Total Return Fund	.95% of next $2,000,000,000 and
Royce Heritage Fund	.90% of next $2,000,000,000,
Royce Opportunity Fund	.85% of any additional average net assets
Royce Special Equity Fund
Royce Value Fund
Royce Value Plus Fund
Royce 100 Fund
Royce Discovery Fund
Royce Financial Services Fund
Royce Dividend Value Fund
Royce SMid-Cap Value Fund
Royce Focus Value Fund
Royce Partners Fund
Royce Mid-Cap Fund

Royce Micro-Cap Fund	1.30% of first $2,000,000,000,
1.25% of next $2,000,000,000,
1.20% of next $2,000,000,000 and
1.15% of any additional average net assets
Royce Low-Priced Stock Fund	1.15% of first $2,000,000,000,
1.10% of next $2,000,000,000,
1.05% of next $2,000,000,000 and
1.00% of any additional average net assets

Royce Global Value Fund	1.25% of first $2,000,000,000,
Royce European Smaller-Companies Fund	1.20% of next $2,000,000,000,
Royce International Smaller-Companies Fund	1.15% of next 2,000,000,000 and
1.10% of any additional average net assets

        Such fees are payable monthly from the assets of the Fund involved and, in the case of Royce Pennsylvania Mutual, Royce Micro-Cap, Royce Premier, Royce Low-Priced Stock, Royce Total Return, Royce Heritage, Royce Opportunity, Royce Special Equity, Royce Value, Royce Value Plus, Royce 100 and Royce Dividend Value Funds, are allocated among each of their Classes of shares based on the relative net assets of each class.

        Under such Investment Advisory Agreements, Royce (i) determines the composition of each Fund's portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the Trust's Board of Trustees; (ii) provides each Fund with investment advisory, research and related services for the investment of its assets; and (iii) pays expenses incurred in performing its investment advisory duties under the Investment Advisory Agreements.

        The Trust pays all administrative and other costs and expenses attributable to its operations and transactions with respect to the above-listed Funds, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholder reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated trustees' fees; and brokerage commissions. Please see the section of this Statement of Additional Information entitled, "Administration Agreement" for more information.

        Under its Investment Advisory Agreements with Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce SMid-Cap Select Fund and Royce Asia-Pacific Select Fund, each Fund pays Royce a performance fee. See "Management of the Fund" in the Funds' Prospectuses for further information concerning this fee and other material terms of such Investment Advisory Agreement, including Royce's obligation to pay the Fund's ordinary operating expenses.

        For each of the three years ended December 31, 2007, 2008 and 2009, as applicable, Royce received advisory fees from the Funds (net of any amounts waived by Royce) and waived advisory fees payable to it, as follows:

	Net Advisory Fees Received by Royce	Amounts Waived by Royce

Royce Pennsylvania Mutual Fund
2007	$34,307,809	-
2008	29,546,837	-
2009	28,127,149	-

Royce Micro-Cap Fund
2007	12,426,708	-
2008	10,789,439	-
2009	10,041,462	-

Royce Premier Fund
2007	$46,558,077	-
2008	43,747,734	-
2009	39,290,968	-

Royce Low-Priced Stock Fund
2007	53,212,404	-
2008	40,028,149	-
2009	31,952,913	-

Royce Total Return Fund
2007	58,231,511	-
2008	45,815,875	-
2009	34,080,026	-

Royce Heritage Fund
2007	1,152,119	-
2008	1,033,209	-
2009	1,332,969	-

Royce Opportunity Fund
2007	25,307,007	-
2008	17,489,117	-
2009	12,983,501	-

Royce Special Equity Fund
2007	6,134,201	-
2008	5,066,593	-
2009	7,941,681	-

Royce Value Fund
2007	8,085,505	-
2008	9,830,563	-
2009	10,934,125	-

Royce Value Plus Fund
2007	25,396,005	-
2008	26,130,183	-
2009	24,674,638	-

Royce 100 Fund
2007	$363,777	-
2008	468,648	$4,176
2009	1,246,529	-

Royce Discovery Fund
2007	13,686	30,161
2008	-	32,206
2009	-	25,295

Royce Financial Services Fund
2007	18,115	30,281
2008	12,677	65,645
2009	49,893	67,986

Royce Dividend Value Fund
2007	64,774	10,875
2008	22,826	40,720
2009	74,975	63,568

Royce Select Fund I
2007	471,713	-
2008	14,485	-
2009	-	-

Royce Select Fund II
2007	17,163	-
2008	-	-
2009	-	-

Royce Global Select Fund
2007	95,871	-
2008	33,417	-
2009	-	-

Royce Global Value Fund
2007*	147,623	8,067
2008	369,437	50,392
2009	411,336	56,834

Royce European Smaller-Companies Fund
2007*	32,141	35,984
2008	18,383	75,152
2009	-	58,915

Royce SMid-Cap Value Fund
2007**	-	2,938
2008	35,453	41,016
2009	37,946	44,683

Royce SMid-Cap Select Fund
2007**	$3,338	-
2008	2,711	-
2009	-	-

Royce International Smaller-Companies Fund
2008***	-	$11,161
2009	-	56,061

Royce Focus Value Fund
2009****	-	25,777

Royce Partners Fund	-	8,618
2009*****

Royce Asia-Pacific Select Fund
2009******	27,512	-

   __________________

*For the period December 29, 2006 (commencement of operations) to December 31, 2007
**For the period September 28, 2007 (commencement of operations) to December 31, 2007
***For the period July 1, 2008 (commencement of operations) to December 31, 2008
****For the period March 2, 2009 (commencement of operations) to December 31, 2009
*****For the period April 28, 2009 (commencement of operations) to December 31, 2009
******For the period July 1, 2009 (commencement of operations) to December 31, 2009

ADMINISTRATION AGREEMENT

        Effective January 1, 2008, the Funds and Royce entered into an Administration Agreement. Under the terms of the Administration Agreement, Royce provides the Funds with, among other things, administrative, professional, compliance and clerical services; necessary personnel, office space and facilities and equipment; preparation of its prospectuses, statements of additional information and proxy statements, shareholders' reports and notices and other reports and filings made to and with the Securities Exchange Commission and/or other regulators; administering shareholder accounts, handling shareholder relations and such other services as Royce, subject to the Funds' Board of Trustees, shall from time to time determine to be necessary or useful to perform its obligations under the terms of the Administration Agreement. Royce also, on behalf of the Funds, conducts relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and other such persons in any such other capacity deemed to be necessary or desirable. Royce does not receive a fee under the terms of the Administration Agreement but rather is reimbursed by the Funds on a monthly, or more frequent basis, for any and all costs and expenses that it may incur in providing services under the Administration Agreement, including, without limitation, the costs and expenses relating to necessary personnel, rent, telephone, technology and supplies. In accordance with the Administration Agreement, for the fiscal years ended December 31, 2009 and December 31, 2008, Royce received $3,154,376 and $2,433,785, respectively, in reimbursements from series of The Royce Fund.

PORTFOLIO MANAGERS

        The following table shows the dollar range of each Fund's shares owned beneficially and of record by each of the Fund's Portfolio Managers, Co-Portfolio Managers and Assistant Portfolio Managers ("Portfolio Managers"), including investments by their immediately family members sharing the same household and amounts invested through retirement and deferred compensation plans. Except as described in the footnotes to the table, information in the table is provided as of December 31, 2009, The Royce Fund's most recent fiscal year end.

Portfolio Manager Investments in Each Fund
Name	Dollar Range of Fund Shares Beneficially Owned*	Total Ownership Interest in Fund Shares**
Royce Pennsylvania Mutual Fund
Charles M. Royce (Portfolio Manager)	Over $1,000,000	Over $1,000,000
Jay S. Kaplan (Assistant Portfolio Manager)	Over $1,000,000	Over $1,000,000
Lauren Romeo (Assistant Portfolio Manager)	$100,001 - $500,000	$500,001 - $1,000,000

Royce Micro-Cap Fund
Jenifer Taylor (Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000
W. Whitney George (Assistant Portfolio Manager)	$500,001 - $1,000,000	$500,001 - $1,000,000
David Nadel (Assistant Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000

Royce Premier Fund
Charles M. Royce (Co-Portfolio Manager)	Over $1,000,000	Over $1,000,000
W. Whitney George (Co-Portfolio Manager)	$500,001 - $1,000,000	$500,001 - $1,000,000
Lauren Romeo (Assistant Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000

Royce Low-Priced Stock Fund
W. Whitney George (Portfolio Manager)	Over $1,000,000	Over $1,000,000
James A. Skinner (Assistant Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000

Royce Total Return Fund
Charles M. Royce (Portfolio Manager)	Over $1,000,000	Over $1,000,000
Jay S. Kaplan (Assistant Portfolio Manager)	$500,001 - $1,000,000	$500,001 - $1,000,000
George Necakov (Assistant Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000
Christopher E. Flynn (Assistant Portfolio Manager)	None	None

Royce Heritage Fund
Charles M. Royce (Lead Portfolio Manager)	Over $1,000,000	Over $1,000,000
James J. Harvey (Portfolio Manager)	$50,001 - $100,000	$100,001 - $500,000

Royce Opportunity Fund
Boniface A. Zaino (Portfolio Manager)	Over $1,000,000	Over $1,000,000
William A. Hench (Assistant Portfolio Manager)	$500,001 - $1,000,000	$500,001 - $1,000,000

Royce Special Equity Fund
Charles R. Dreifus (Portfolio Manager)	Over $1,000,000	Over $1,000,000

Royce Value Fund
W. Whitney George (Co-Portfolio Manager)	Over $1,000,000	Over $1,000,000
Jay S. Kaplan (Co-Portfolio Manager)	Over $1,000,000	Over $1,000,000
Lauren Romeo (Assistant Portfolio Manager)	None	$50,001 - $100,000

Royce Value Plus Fund
James A. Skinner (Portfolio Manager)	Over $1,000,000	Over $1,000,000
W. Whitney George (Assistant Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000

Royce 100 Fund
Charles M. Royce (Lead Portfolio Manager)	Over $1,000,000	Over $1,000,000
Lauren Romeo (Portfolio Manager)	$500,001 - $1,000,000	$500,001 - $1,000,000

Royce Discovery Fund
George Necakov (Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000

Royce Financial Services Fund
Charles M. Royce (Portfolio Manager)	$100,001 - $500,000***	$100,001 - $500,000***
Christopher E. Flynn (Assistant Portfolio Manager)	None	None

Royce Dividend Value Fund
Charles M. Royce (Co-Portfolio Manager)	$500,001 - $1,000,000***	$500,001 - $1,000,000***
Jay S. Kaplan (Co-Portfolio Manager)	None	$1 - $10,000

Royce Global Value Fund
David Nadel (Co-Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000
W. Whitney George (Co-Portfolio Manager)	Over $1,000,000	Over $1,000,000

Royce European Smaller-Companies Fund
Charles M. Royce (Co-Portfolio Manager)	$500,001 - $1,000,000	$500,001 - $1,000,000
David Nadel (Co-Portfolio Manager)	$10,001 - $50,000	$50,001 - $100,000

Royce Select Fund I
Lauren Romeo (Portfolio Manager)	$500,001 - $1,000,000	$500,001 - $1,000,000
Charles M. Royce (Assistant Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000

Royce Select Fund II
James J. Harvey (Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000
Charles M. Royce (Assistant Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000

Royce Global Select Fund
David Nadel (Fund Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000
W. Whitney George (Assistant Portfolio Manager)	Over $1,000,000	Over $1,000,000

Royce SMid-Cap Value Fund
W. Whitney George (Co-Portfolio Manager)	None	None
Steven G. McBoyle (Co-Portfolio Manager)	$1 - $10,000	$10,001 - $50,000

Royce SMid-Cap Select Fund
Steven G. McBoyle (Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000
Charles M. Royce (Assistant Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000
Royce International Smaller-Companies Fund
Charles M. Royce (Portfolio Manager)	$500,001 - $1,000,000	$500,001 - $1,000,000***
George Necakov (Assistant Portfolio Manager)	None	None
David A. Nadel (Assistant Portfolio Manager)	None	$1 - $10,000

Royce Focus Value Fund
W. Whitney George (Co-Portfolio Manager)	Over $1,000,000	Over $1,000,000
George U. Wyper (Co-Portfolio Manager)	None	None

Royce Partners Fund
Charles M. Royce (Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000

Royce Asia-Pacific Select Fund
Jiyoung G. Kim (Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000
James J. Harvey (Assistant Portfolio Manager)	None	None

Royce Mid-Cap Fund
W. Whitney George (Co-Portfolio Manager)	$500,001 - $1,000,000	$500,001 - $1,000,000
Carl Brown (Co-Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000
Brendan Hartman (Co-Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000
James Stoeffel (Co-Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000

___________________________

*This column reflects investments in a Fund's shares owned directly by a Portfolio Manager or beneficially owned by a Portfolio Manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A Portfolio Manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household. All ownership information is as of December 31, 2009 for those persons who were named Portfolio Managers in the Funds' prospectus on that date and as of March 31, 2010 for those persons who were not.

**Includes, in addition to amounts reported in the previous column, unvested amounts held as "phantom shares" in the Fund on the Portfolio Manager's behalf through Royce's deferred compensation arrangements. All ownership information is as of December 31, 2009 for those persons who were named Portfolio Managers in the Funds' prospectus on that date, and as of March 31, 2010 for those persons who were not.

***The values of Mr. Royce's above reported Fund share holdings do not include certain accounts for the benefit of members of Mr. Royce's family over which he exercises investment and voting discretion. Had these accounts been reflected, Mr. Royce's share holdings in this Fund would be over $1,000,000.

Description of Portfolio Manager Compensation Structure

        Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. All Portfolio Managers, receive from Royce a base salary, Performance-Related Variable Compensation (generally the largest element of each Portfolio Manager's compensation with the exception of Charles M. Royce and W. Whitney George), Firm-Related Variable Compensation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Except as described below, each Portfolio Manager's compensation consists of the following elements:

-	BASE SALARY. Each Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the particular Portfolio Manager's experience and responsibilities.

-

PERFORMANCE-RELATED VARIABLE COMPENSATION. Each Portfolio Manager receives quarterly Performance-Related Variable Compensation that is either asset-based, or revenue-based and therefore in part based on the value of the net assets of the account for which he or she is being compensated, determined with reference to each of the registered investment company and other client accounts they are managing. The revenue used to determine the quarterly Performance-Related Variable Compensation received by Charles M. Royce that relates to each of Royce Micro-Cap Trust and Royce Value Trust is performance-based fee revenue. For all Portfolio Managers, other than Boniface A. Zaino, William A. Hench and Charles R. Dreifus, the Performance-Related Variable Compensation applicable to the registered investment company accounts managed by the Portfolio Manager is subject to downward adjustment or elimination based on a combination of 3-year, 5-year and 10-year risk-adjusted pre-tax returns of such accounts relative to all small-cap objective funds with three years of history tracked by Morningstar (as of December 31, 2009 there were 333 such Funds tracked by Morningstar), the 5-year absolute returns of such accounts relative to 5-year U.S. Treasury Notes and absolute returns over the prior full market cycle and current cycle to date vs. the accounts' benchmark. The Performance-Related Variable Compensation applicable to non-registered investment company accounts managed by a Portfolio Manager, and to Royce Select Funds, is not subject to performance-related adjustment.

        Payment of the Performance-Related Variable Compensation may be deferred, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Performance-Related Variable Compensation will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager's total direct, indirect beneficial and deferred unvested investments in the Royce registered investment company account for which he or she is receiving portfolio management compensation.

-	FIRM-RELATED VARIABLE COMPENSATION. Each Portfolio Manager, other than William A. Hench, receives quarterly variable compensation based on Royce's net revenues.

-

BENEFIT PACKAGE. Each Portfolio Manager also receives benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce's 401(k) Plan and Money Purchase Pension Plan. From time to time, on a purely discretionary basis, Portfolio Managers may also receive options to acquire stock in Royce's parent company, Legg Mason, Inc. Those options typically represent a relatively small portion of a Portfolio Managers' overall compensation.

        Charles M. Royce and W. Whitney George, in addition to the above-described compensation, also receive variable compensation based on Royce's retained pre-tax operating profit. This variable compensation, along with the Performance-Related Variable Compensation and Firm-Related Variable Compensation, generally represents the most significant element of Messrs. Royce's and George's compensation. A portion of the above-described compensation payable to Mr. Royce relates to his responsibilities as Royce's Chief Executive Officer, Co-Chief Investment Officer and President of The Royce Funds.

Other Portfolio Manager Accounts

        The following chart contains information regarding all Royce client accounts for which each Portfolio Manager has day-to-day management responsibilities. Information in the chart is as of December 31, 2009 for those persons who were named Portfolio Managers in the Funds' prospectus on that date, and as of March 31, 2010 for those who were not. Accounts are grouped into three categories: (i) registered investment companies, (ii) private pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Value of Managed Accounts for which Advisory Fee is Performance-Based
Charles M. Royce
	Registered investment companies	15	$16,048,460,441	5	$1,412,086,153

	Private pooled invest- ment vehicles	2	$31,136,000	1	$28,700,000

	Other accounts*	11	$44,079,272	None	None

W. Whitney George
	Registered investment companies	12	$15,082,874,859	1	$9,116,884

	Private pooled invest- ment vehicles	4	$344,745,000	1	$111,412,000

	Other accounts*	1	$22,539,110	None	None

Boniface A. Zaino
	Registered investment companies	1	$1,645,105,146	None	None

	Private pooled invest- ment vehicles	3	$589,312,000	1	$15,914,000

	Other accounts*	None	None	None	None

Charles R. Dreifus
	Registered investment companies	1	$1,216,181,722	None	None

	Private pooled invest- ment vehicles	None	None	None	None

	Other accounts*	8	$319,842,000	None	None

Jay S. Kaplan
	Registered investment companies	5	$10,909,254,867	None	None

	Private pooled invest- ment vehicles	0	None	None	None

	Other accounts*	0	None	None	None

James A. Skinner		2	$6,597,672,829	None	None
	Registered investment companies

	Private pooled invest- ment vehicles	None	None	None	None

	Other accounts*	None	None	None	None

Jenifer Taylor
	Registered investment companies	2	$1,608,082,949	None	None

	Private pooled invest- ment vehicles	1	$6,791,000	None	None

	Other accounts*	0	None	None	None

James J. Harvey
	Registered investment companies	4	$509,795,734	3	$307,264,893

	Private pooled invest- ment vehicles	1	$15,914,000	1	$15,914,000

	Other accounts*	None	None	None	None

George Necakov
	Registered investment companies	3	$4,032,015,759	None	None

	Private pooled invest- ment vehicles	2	$12,995,000	1	$10,127,000

	Other accounts*	None	None	None	None

William A. Hench
	Registered investment companies	1	$1,645,105,146	None	None

	Private pooled invest- ment vehicles	2	$573,998,000	None	None

	Other accounts*	None	None	None	None
Christopher E. Flynn
	Registered investment companies	4	$5,407,692,757	2	$1,372,932,868

	Private pooled invest- ment vehicles	None	None	None	None

	Other accounts*	None	None	None	None

Lauren Romeo
	Registered investment companies	6	$12,910,095,352	2	$1,103,670,986

	Private pooled invest- ment vehicles	2	$230,798,000	None	None

	Other accounts*	None	None	None	None

David Nadel
	Registered investment companies	7	$2,752,680,327	2	$1,1078,893,632

	Private pooled invest- ment vehicles	2	$4,971,000	None	None

	Other accounts*	0	None	None	None

Steven G. McBoyle
	Registered investment companies	2	$8,514,919	1	$1,150,274

	Private pooled invest- ment vehicles	None	None	None	None

	Other accounts*	None	None	None	None

Jiyoung G. Kim
	Registered investment companies	1	$1,184,868	None	None

	Private pooled invest- ment vehicles	None	None	None	None

	Other accounts*	None	None	None	None

Carl Brown
	Registered investment companies	1	$2,695,375	None	None

	Private pooled invest- ment vehicles	2	$5,674,000	1	$2,461,000

	Other accounts*	None	None	None	None
Brendan Hartman
	Registered investment companies	1	$2,695,375	None	None

	Private pooled invest- ment vehicles	2	$5,674,000	1	$2,461,000

	Other accounts*	None	None	None	None

James Stoeffel
	Registered investment companies	1	$2,695,375	1	None

	Private pooled invest- ment vehicles	2	$5,674,000	None	$2,461,000

	Other accounts*	None	None	1	None

George U. Wyper
	Registered investment companies	1	$5,960,453	None	None

	Private pooled invest- ment vehicles	2	$60,190,225	2	$60,190,225

	Other accounts*	2	$134,924,300	1	$123,492,567

_____________________

*Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre-approval and reporting requirements under the Funds' Rule 17j-1 Code of Ethics.

Potential Conflicts of Interest

        The fact that a Portfolio Manager has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account's investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his or her managed accounts are treated equitably. The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a "bunched" order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account's level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account. See also, "Portfolio Transactions" below.

        As described above, there is a revenue-based component of each Portfolio Manager's Performance-Related Variable Compensation and the Portfolio Managers also receive Firm-Related Variable Compensation based on revenues (adjusted for certain imputed expenses) generated by Royce. In addition, Charles M. Royce and W. Whitney George receive variable compensation based on Royce's retained pre-tax profits from operations. As a result, the Portfolio Managers may receive a greater relative benefit from activities that increase the value to Royce of the Funds and/or other Royce client accounts, including, but not limited to, increases in sales of Fund shares and assets under management.

        Also, as described above, the Portfolio Managers generally manage more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by Funds or other Royce client accounts to Royce), which relates to the management of one or more Funds or accounts with respect to which the same Portfolio Manager has day-to-day management responsibilities. Except as described below, no Royce Portfolio Manager's compensation is tied to performance fees earned by Royce for the management of any one client account. Although variable and other compensation derived from Royce revenues or profits is impacted to some extent, the impact is relatively minor given the small percentage of Royce firm assets under management for which Royce receives performance-measured revenue. Notwithstanding the above, the Performance-Related Variable Compensation paid to Charles M. Royce as Portfolio Manager of two registered investment company accounts (Royce Value Trust and Royce Micro-Cap Trust) is based, in part, on performance-based fee revenues. Royce Value Trust and Royce Micro-Cap Trust pay Royce a fulcrum fee that is adjusted up or down depending on the performance of the Fund relative to its benchmark index. In addition, five other registered investment company accounts, Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce SMid-Cap Select Fund and Royce Asia-Pacific Select Fund, each pay Royce a performance-based fee.

        Finally, conflicts of interest may arise when a Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for a Fund or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders' interests). See "Code of Ethics and Related Matters" below. Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities in their personal investment portfolios.

        Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

DISTRIBUTION

        The Funds are engaged in a continuous offering of their shares. RFS, a wholly-owned subsidiary of Royce, is the distributor of each Fund's shares. RFS has its office at 745 Fifth Avenue, New York, New York 10151. It was organized in November 1982 and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA").

        As compensation for its services and for the expenses payable by it under the Distribution Agreement with the Trust, RFS is entitled to receive, from the assets of the Fund or share class involved, a monthly fee equal to 1% per annum (consisting of an asset-based sales charge of .75% and a personal service and/or account maintenance fee of .25%) of Royce Pennsylvania Mutual Fund's, Royce Micro-Cap Fund's, Royce Premier Fund's, Royce Total Return Fund's, Royce Heritage Fund's, Royce Opportunity Fund's, Royce Special Equity Fund's, Royce Value Fund's, and Royce Value Plus Fund's Consultant Classes' respective average net assets, .50% per annum (consisting of an asset-based sales charge, personal service and/or account maintenance fee) of Royce Pennsylvania Mutual Fund's, Royce Premier Fund's, Royce Low-Priced Stock Fund's, Royce Total Return Fund's, Royce Heritage Fund's, Royce Opportunity Fund's, Royce Value Fund's, Royce Value Plus Fund's and Royce 100 Fund's R Classes' respective average net assets, .25% per annum (consisting of an asset-based sales charge, personal service and/or account maintenance fee) of Royce Pennsylvania Mutual Fund's, Royce Micro-Cap Fund's, Royce Premier Fund's, Royce Low-Priced Stock Fund's, Royce Total Return Fund's, Royce Heritage Fund's, Royce Opportunity Fund's, Royce Special Equity Fund's, Royce Value Fund's, Royce Value Plus Fund's, Royce 100 Fund's, Royce Discovery Fund's, Royce Financial Services Fund's, Royce Dividend Value Fund's, Royce Global Value Fund's, Royce European Smaller-Companies Fund's, Royce SMid-Cap Value Fund's, Royce International Smaller-Companies Fund's, Royce Focus Value Fund's, Royce Partners Fund's and Royce Mid-Cap Fund's Service Classes' respective average net assets and .25% per annum (consisting of an asset-based sales charge, personal service and/or account maintenance fee) of Royce Pennsylvania Mutual Fund's, Royce Premier Fund's, Royce Low-Priced Stock Fund's, Royce Total Return Fund's, Royce Heritage Fund's, Royce Opportunity Fund's, Royce Value Fund's, Royce Value Plus Fund's and Royce 100 Fund's K Classes' respective average net assets. Except to the extent that they may be waived by RFS, these fees are not subject to any required reductions. RFS is also entitled to the proceeds of any contingent deferred sales charges ("CDSC") that may be imposed on Royce Pennsylvania Mutual Fund's, Royce Micro-Cap Fund's, Royce Premier Fund's, Royce Total Return Fund's, Royce Heritage Fund's, Royce Opportunity Fund's, Royce Special Equity Fund's, Royce Value Fund's and Royce Value Plus Fund's Consultant Class shares redeemed less than 365 days from the date of their purchase. Shareholders do not pay a CDSC on exchanges between Consultant Class shares of the Funds; shares acquired through reinvestment of distributions; and shares held for 365 days or longer. The CDSC will generally be waived for: participants in automatic investment or withdrawal plans; certain profit sharing or retirement plans; certain pre-approved group investment plans and charitable organizations; and omnibus or similar account customers of pre-approved broker-dealers and other institutions. These exemptions may not be available to investors who hold Consultant Class shares through certain broker-dealers and other financial intermediaries. Please contact your financial adviser for more information on CDSC waivers. None of the Funds' Investment Classes, W Class or Institutional Classes are obligated to pay any fees to RFS under the Distribution Agreement.

        Under the Distribution Agreement, RFS (i) seeks to promote the sale and/or continued holding of shares of such Funds through a variety of activities, including advertising, direct marketing and servicing investors and introducing parties on an on-going basis; (ii) pays sales commissions and other fees to those broker-dealers, investment advisers and others (excluding banks) who have introduced investors to such Funds (which commissions and other fees may or may not be the same amount as or otherwise comparable to the distribution fees payable to RFS); (iii) pays the cost of preparing, printing and distributing any advertising or sales literature and the cost of printing and mailing the Funds' prospectuses to persons other than shareholders of the Funds; and (iv) pays all other expenses incurred by it in promoting the sale and/or continued holding of the shares of such Funds and in rendering such services under the Distribution Agreement. The Trust bears the expense of registering its shares with the Securities and Exchange Commission and the cost of filing for sales of its shares under the securities laws of the various states.

        The Trust entered into the Distribution Agreement with RFS pursuant to a Distribution Plan which, among other things, permits each Fund that remains covered by the Plan to pay the monthly distribution fee out of its net assets. Such distribution fee is paid to RFS regardless of whether expenses were incurred under the Plan. As required by Rule 12b-1 under the 1940 Act, the shareholders of each Fund or class of shares that remains covered by the Plan and the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (which also approved the Distribution Agreement pursuant to which the distribution fees are paid) approved the Plan.

        The Plan may be terminated as to any Fund or class of shares by vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plan or in the Distribution Agreement or by vote of a majority of the outstanding voting securities of such Fund or class. Any change in the Plan that would materially increase the distribution cost to a Fund or class of shares requires approval by the shareholders of such Fund or class; otherwise, the Trustees, including a majority of the non-interested Trustees, as described above, may amend the Plan.

        The Distribution Agreement may be terminated as to any Fund or class of shares at any time on 60 days' written notice and without payment of any penalty by RFS, by the vote of a majority of the outstanding shares of such Fund or class or by the vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it.

        The Distribution Agreement and the Plan, if not sooner terminated in accordance with their terms, will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party and who have no direct or indirect financial interest in the Plan or the Agreement and (ii) by the vote of a majority of the entire Board of Trustees.

        While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees who are not interested persons.

        For the fiscal year ended December 31, 2009, RFS received distribution fees from the Funds as follows:

	Net Distribution Fees	Distribution Fees Waived

Royce Pennsylvania Mutual Fund - Service Class	$778,187	$60,763
Royce Pennsylvania Mutual Fund - Consultant Class	6,541,974	-
Royce Pennsylvania Mutual Fund - R Class	39,085	-
Royce Pennsylvania Mutual Fund - K Class	2,819	449
Royce Micro-Cap Fund - Service Class	136,900	-
Royce Micro-Cap Fund - Consultant Class	1,170,628	-
Royce Premier Fund - Service Class	635,635	44,829
Royce Premier Fund - Consultant Class	384,906	-
Royce Premier Fund - R Class	5,399	-
Royce Premier Fund - K Class	1,651	45
Royce Low-Priced Stock Fund - Service Class	4,794,852	439,679
Royce Low-Priced Stock Fund - R Class	2,953	-
Royce Low-Priced Stock Fund - K Class	520	23
Royce Total Return Fund - Service Class	460,236	-
Royce Total Return Fund - Consultant Class	3,353,828	-
Royce Total Return Fund - R Class	20,715	-
Royce Total Return Fund - K Class	104,098	-
Royce Heritage Fund - Service Class	197,921	102,126
Royce Heritage Fund - Consultant Class	56,340	-
Royce Heritage Fund - R Class	1,390	73
Royce Heritage Fund - K Class	365	36
Royce Opportunity Fund - Service Class	571,401	-
Royce Opportunity Fund - Consultant Class	54,732	-
Royce Opportunity Fund - R Class	388	72
Royce Opportunity Fund - K Class	309	13
Royce Special Equity Fund - Service Class	73,582	5,830
Royce Special Equity Fund - Consultant Class	148,092	-
Royce Value Fund - Service Class	2,108,810	148,032
Royce Value Fund - Consultant Class	199,754	-
Royce Value Fund - R Class	8,899	-
Royce Value Fund - K Class	5,861	1,023
Royce Value Plus Fund - Service Class	4,790,547	331,556
Royce Value Plus Fund - Consultant Class	275,072	-
Royce Value Plus Fund - R Class	1,735	-
Royce Value Plus Fund - K Class	$1,992	$28
Royce 100 Fund - Service Class	225,082	28,266
Royce 100 Fund - R Class	649	78
Royce 100 Fund - K Class	356	48
Royce Discovery Fund - Service Class	6,324	-
Royce Financial Services Fund - Service Class	29,470	-
Royce Dividend Value Fund - Service Class	18,046	3,770
Royce European Smaller-Companies Fund - Service Class	11,783	-
Royce Global Value Fund - Service Class	78,390	15,244
Royce SMid-Cap Value Fund - Service Class	20,657	-
Royce International Smaller-Companies Fund - Service Class	10,107	1,105
Royce Focus Value Fund - Service Class	-	6,445
Royce Partners Fund - Service Class	-	2,164

        For the fiscal year ended December 31, 2009, all of the amounts paid by the Funds under their Distribution Plans ($27,332,440) were paid to RFS. RFS used such distribution fees primarily for (i) compensation to broker-dealers and other financial intermediaries, (ii) printing expenses and (iii) state registration fees for RFS. There were no unreimbursed expenses incurred during fiscal year ended December 31, 2009 that are being carried over to future years and the Funds do not participate in any joint distribution activities with another series or investment company. No trustee of the Trust who was not an interested person of the Trust had any direct or indirect financial interest in the operation of the Plan or the Distribution Agreement

        Under the Rules of Fair Practice of FINRA, the front-end sales loads, asset-based sales charges and contingent deferred sales charges payable by any Fund and/or the shareholders thereof to RFS are limited to (i) 6.25% of total new gross sales occurring after July 7, 1993 plus interest charges on such amount at the prime rate plus 1% per annum, increased by (ii) 6.25% of total new gross sales occurring after such Fund first adopted the Plan until July 7, 1993 plus interest charges on such amount at the prime rate plus 1% per annum less any front-end, asset-based or deferred sales charges on such sales or net assets resulting from such sales.

        Shares of the Funds may be held by certain financial intermediaries for the benefit of their customers. In such instances, some or all of the recordkeeping for these accounts may be performed by such financial intermediaries and the Funds may not have to maintain accounts for the customers of the financial intermediaries who have invested in the Funds. RFS and/or Royce may make payments to financial intermediaries that provide the opportunity to distribute the Funds through their sales personnel, provide access to their selling personnel or branch offices, introduce investors to the Funds and/or for recordkeeping/administrative services. In addition, the Trust's Board of Trustees has authorized the Funds to compensate financial intermediaries to the extent the services such parties render to a Fund are non-distribution related recordkeeping, account maintenance or other shareholder services.

        As noted above, Royce makes payments from its own resources for distribution and/or administrative services related to the Funds to certain financial intermediaries. As of April 14, 2010, the financial intermediaries that Royce anticipates will receive payments from Royce's own resources include:

Ascensus	Fidelity Brokerage	Mid-Atlantic Corp.
Charles Schwab	Great West Life	Nationwide Investment Services
CDM Retirement Consultants	Hartford Life	Prudential Retirement
CPI Qualified Plan Consultants	ING	Wachovia Bank, Retirement
Daily Access Corporation	Matrix Settlement & Clearance	Wilmington Trust
Expertplan Inc.	Merrill Lynch

CUSTODIAN

        State Street Bank and Trust Company ("State Street") is the custodian for the securities, cash and other assets of each Fund but it does not participate in any Fund's investment decisions. The Trust has authorized State Street to deposit certain domestic and foreign portfolio securities in several central depository systems and to use foreign sub-custodians for certain foreign portfolio securities, as allowed by Federal law. State Street's main office is at John Adams Building, 2 North, 1776 Heritage Drive, North Quincy, MA 02171.

        State Street is responsible for calculating each Fund's daily net asset value per share and for maintaining its portfolio and general accounting records and also provides certain shareholder services.

TRANSFER AGENT

        Boston Financial Data Services, Inc. ("BFDS") is the transfer agent and dividend disbursing agent for each Fund's shares, but it does not participate in any Fund's investment decisions. All mutual fund transfer, dividend disbursing and shareholder service activities are performed by BFDS at 330 W. 9th Street, Kansas City, Missouri 64105.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        PricewaterhouseCoopers LLP, whose address is 100 East Pratt Street, Suite 1900, Baltimore, MD 21202-1096, is the Trust's independent registered public accounting firm, providing audit services, tax return preparation and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

PORTFOLIO TRANSACTIONS

        Royce is responsible for selecting the brokers who effect the purchases and sales of each Fund's portfolio securities. Royce does not select a broker to effect a securities transaction for a Fund unless Royce believes such broker is capable of obtaining the best execution for the security involved in the transaction. Best execution is comprised of several factors, including the liquidity of the market for the security, the commission charged, the promptness and reliability of execution, priority accorded the order and other factors affecting the overall benefit obtained.

        In addition to considering a broker's execution capability, Royce generally considers the research and brokerage services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Royce may use commission dollars generated by agency transactions for the Funds and its other client accounts to pay for such services. Research services that may be paid for in this way assist Royce in carrying out its investment decision-making responsibilities. They may include general economic research, market and statistical information, industry and technical research, strategy and company research, advice as to the availability of securities or purchasers or sellers of a particular security, research related to performance measurement, and may be written or oral. Brokerage services that may be paid for in this way include effecting securities transactions and incidental functions such as clearance, settlement and custody.

        Royce is authorized, in accordance with Section 28(e) of the Securities Exchange Act of 1934 and under its Investment Advisory Agreements with the Trust, to cause the Funds to pay brokerage commissions in excess of those which another broker might have charged for effecting the same transaction, in recognition of the value of research and brokerage services provided to Royce by the broker. Thus, the Funds generally pay higher commissions to those brokers who provide both such research and brokerage services than those who provide only execution services. Royce determines the overall reasonableness of brokerage commissions paid based on prevailing commission rates for similar transactions and the value it places on the research and/or brokerage services provided to it by the broker, viewed in terms of either the particular transaction or Royce's overall responsibilities with respect to its accounts. Liquidity rebates and payments for order flow are not considered by Royce to be significant factors when selecting brokers and setting broker commission rates.

        Research and brokerage services furnished by brokers through whom a Fund effects securities transactions may be used by Royce in servicing all of its accounts, and Royce may not use all of such services in connection with the Trust or any one of its Funds. Moreover, Royce's receipt of these services does not reduce the investment advisory fees payable to Royce, even though Royce might otherwise be required to purchase some of them for cash. Royce may, therefore, be viewed as having a conflict of interest relating to its obtaining such research services with Fund and other client account commission dollars.

        Firms that provide such research and brokerage services to Royce may also promote the sale of the Funds' shares, and Royce and/or RFS may separately compensate them for doing so. Such brokerage business is placed on the basis of brokerage and research services provided by the firm and is not based on any sales of the shares of the Funds. RFS does not effect portfolio security transactions for the Funds or others.

        Even though Royce makes investment decisions for each Fund independently from those for the other Funds and the other accounts managed by Royce, Royce frequently purchases, holds or sells securities of the same issuer for more than one Royce account because the same security may be suitable for more than one of them. When Royce is purchasing or selling the same security for more than one Royce account managed by the same primary portfolio manager on the same trading day, Royce generally seeks to average the transactions as to price and allocate them as to amount in a manner believed by Royce to be equitable to each. Royce generally effects such purchases and sales of the same security pursuant to Royce's Trade Allocation Guidelines and Procedures. Under such Guidelines and Procedures, Royce places and executes unallocated orders with broker-dealers during the trading day and then allocates the securities purchased or sold in such transactions to one or more of Royce's accounts at or shortly following the close of trading, generally using the average net price obtained by accounts with the same primary portfolio manager. Royce does such allocations based on a number of judgmental factors that it believes should result in fair and equitable treatment to those of its accounts for which the securities may be deemed suitable. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for a Fund.

        From time to time, one or more of Royce's portfolio managers may sell short or purchase long a security for the client accounts that he manages even though one or more other portfolio managers may have or acquire an opposite position in this same security for the client accounts that they manage. In addition, from time to time, two portfolio managers with independent investment discretion over separate portions of a single Fund's portfolio may place opposite direction trades for that Fund in the same security on the same day or within a short period of time of one another. Although Royce has taken certain steps designed to minimize the circumstances under which this will occur, it nevertheless could result in adverse tax consequences to the Fund's taxable shareholders.

        During each of the three years ended December 31, 2007, 2008 and 2009, the Funds paid brokerage commissions as follows:

Fund	2007	2008	2009
Royce Pennsylvania Mutual Fund	$6,249,052	$5,560,657	$4,648,197
Royce Micro-Cap Fund	2,258,615	2,326,404	1,932,437
Royce Premier Fund	2,456,398	1,806,369	1,810,021
Royce Low-Priced Stock Fund	6,243,975	7,178,458	5,083,782
Royce Total Return Fund	3,411,734	3,298,080	2,413,822
Royce Heritage Fund	854,184	688,086	438,026
Royce Opportunity Fund	5,973,198	5,604,059	4,744,328
Royce Special Equity Fund	$549,146	$502,151	$1,245,318
Royce Value Fund	2,246,283	2,218,617	2,176,201
Royce Value Plus Fund	7,330,509	6,491,375	6,128,292
Royce 100 Fund	84,971	178,097	387,966
Royce Discovery Fund	7,780	4,081	1,525
Royce Financial Services Fund	9,563	32,593	16,025
Royce Dividend Value Fund	29,286	19,840	55,298
Royce Select Fund I	56,009	89,586	75,518
Royce Select Fund II	55,244	30,417	13,443
Royce Global Select Fund	18,394	23,154	22,424
Royce Global Value Fund*	65,333	160,554	121,029
Royce European Smaller-Companies Fund*	23,836	21,419	11,106
Royce SMid-Cap Value Fund**	1,055	111,504	76,179
Royce SMid-Cap Select Fund**	1,177	14,799	10,324
Royce International Smaller-Companies Fund***	-	5,832	16,436
Royce Focus Value Fund****	-	-	8,596
Royce Partners Fund*****	-	-	1,413
Royce Asia-Pacific Select Fund******	-	-	5,181

____________

*Commenced operations on December 29, 2006
**Commenced operations on September 28, 2007
***Commenced operations on June 30, 2008
****Commenced operations on February 27, 2009
*****Commenced operations on April 27, 2009
******Commenced operations on June 30, 2009

        For the year ended December 31, 2009, the aggregate amount of brokerage transactions of each Fund having a research component and the amount of commissions paid by each Fund for such transactions were as follows:

	Aggregate Amount of Brokerage Transactions Having a Research Component	Commissions Paid For Such Transactions

Fund
Royce Pennsylvania Mutual Fund	$1,915,355,524	$4,479,058
Royce Micro-Cap Fund	391,451,608	1,845,364
Royce Premier Fund	912,041,595	1,770,533
Royce Low-Priced Stock Fund	1,404,334,581	4,973,719
Royce Total Return Fund	1,106,754,923	2,184,243
Royce Heritage Fund	181,415,146	430,517
Royce Opportunity Fund	1,014,311,978	4,503,473
Royce Special Equity Fund	526,786,113	1,225,674
Royce Value Fund	1,075,381,838	2,151,728
Royce Value Plus Fund	1,872,261,699	5,939,673
Royce 100 Fund	179,388,019	381,191
Royce Discovery Fund	284	14
Royce Financial Services Fund	6,827,603	15,916
Royce Dividend Value Fund	25,060,258	54,212
Royce Select Fund I	34,362,540	71,753
Royce Select Fund II	4,449,830	13,223
Royce Global Select Fund	10,346,803	22,228
Royce Global Value Fund	49,266,587	120,088
Royce European Smaller-Companies Fund	4,444,638	11,106
Royce SMid-Cap Value Fund	$38,194,750	$74,504
Royce SMid-Cap Select Fund	5,551,676	10,049
Royce International Smaller-Companies Fund	5,905,639	16,262
Royce Focus Value Fund	3,757,919	8,494
Royce Partners Fund	939,102	1,393
Royce Asia-Pacific Select Fund	2,038,100	5,161

        As of December 31, 2009, the aggregate values of the securities of regular broker-dealers purchased by a Fund during the year ended December 31, 2009 were as follows:

Issuer	Fund(s)	Value
State Street Bank & Trust Company[1]	Royce Pennsylvania Mutual Fund	$ 216,867,000
	Royce Micro-Cap Fund	130,790,000
	Royce Premier Fund	668,302,000
	Royce Low-Priced Stock Fund	236,888,000
	Royce Total Return Fund	134,613,000
	Royce Heritage Fund	7,800,000
	Royce Opportunity Fund	79,114,000
	Royce Special Equity Fund	218,352,000
	Royce Value Fund	106,237,000
	Royce Value Plus Fund	161,435,000
	Royce 100 Fund	28,018,000
	Royce Discovery Fund	133,000
	Royce Financial Services Fund	693,000
	Royce Dividend Value Fund	1,094,000
	Royce Select Fund I	4,988,000
	Royce Select Fund II	909,000
	Royce Global Select Fund	975,000
	Royce Global Value Fund	4,756,000
	Royce European Smaller-Companies Fund	719,000
	Royce SMid-Cap Value Fund	840,000
	Royce SMid-Cap Select Fund	164,000
	Royce International Smaller-Companies Fund	869,000
	Royce Partners Fund	511,000
	Royce Asia-Pacific Select Fund	-

Issuer	Fund(s)	Value
Knight Capital Group, Inc.	Royce Pennsylvania Mutual Fund	$23,425,140
	Royce Premier Fund	71,874,880
	Royce Low-Priced Stock Fund	45,037,300
	Royce Total Return Fund	15,396,920
	Royce Value Fund	35,722,102
	Royce Value Plus Fund	45,317,580
	Royce Global Select Fund	100,100
	Royce Global Value Fund	924,000
	Royce 100 Fund	2,946,020
	Royce Focus Value Fund	154,000

Jefferies Group, Inc.	Royce Pennsylvania Mutual Fund	$17,116,449
	Royce Heritage Fund	930,216
	Royce Financial Services Fund	163,737
	Royce Low-Priced Stock Fund	11,822,286

Raymond James Financial, Inc.	Royce Pennsylvania Mutual Fund	$1,188,500
	Royce Heritage Fund	1,288,334
	Royce Total Return Fund	14,212,677
	Royce Value Plus Fund	27,097,800
	Royce Financial Services Fund	133,112
	Royce Dividend Value Fund	114,096

CODE OF ETHICS AND RELATED MATTERS

        Royce, RFS and The Royce Funds have adopted a Code of Ethics under which directors (other than non-management directors), officers and employees of Royce and RFS ("Royce-related persons") and interested trustees/directors, officers and employees of The Royce Funds are generally prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by a Royce Fund or any other Royce account. The Code of Ethics permits such persons to engage in other personal securities transactions if (i) the securities involved are certain debt securities, money market instruments/funds, shares of non-affiliated registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic investment plan, including among other things, dividend reinvestment plans or employee-approved automatic payroll-deduction cash purchase plans, (ii) the transactions are either non-volitional or are effected in an account over which such person has no direct or indirect influence or control or (iii) they first obtain permission to trade from Royce's Compliance Officer and either an executive officer or Senior Portfolio Manager of Royce. The Code contains standards for the granting of such permission, and permission to trade will usually be granted only in accordance with such standards.

        Royce's clients include several private investment companies in which Royce, Royce-related persons and/or other Legg Mason affiliates have (and, therefore, may be deemed to beneficially own) a share of up to 15% of the company's realized and unrealized net capital gains from securities transactions, but less than 25% of the company's equity interests. The Code of Ethics does not restrict transactions effected by Royce for such private investment company accounts, and transactions for such accounts are subject to Royce's allocation policies and procedures. See "Portfolio Transactions".

        As of March 31, 2010, Royce-related persons, interested trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of over $114.7 million, and such persons beneficially owned equity interests in Royce-related private investment companies totaling approximately $9.8 million.

PROXY VOTING POLICIES AND PROCEDURES

        Royce has adopted written proxy voting policies and procedures (the "Proxy Voting Procedures") for itself, the Funds and all The Royce Funds and clients accounts for which Royce is responsible for voting proxies. (A copy of the Proxy Voting Procedures is attached to this Statement of Additional Information as Exhibit A). The Board of Trustees of the Funds has delegated all proxy voting decisions to Royce. In voting proxies, Royce is guided by general fiduciary principles. Royce's goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. Royce attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner it believes will be consistent with efforts to enhance and/or protect stockholder value.

        Royce personnel are responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. Royce divides proxies into "regularly recurring" and "non-regularly recurring" matters. Examples of regularly recurring matters include non-contested elections of directors and non-contested approvals of independent auditors. Regularly recurring matters are generally voted as recommended by the issuer's board of directors or management. Non-regularly recurring matters are brought to the attention of portfolio manager(s) for the applicable account(s) and, after giving consideration to advisories provided by an independent third party research firm, the portfolio manager(s) directs that such matters be voted in a way that he believes should better protect or enhance the value of the investment. If the portfolio manager determines that information relating to a proxy requires additional analysis, is missing, or is incomplete, the portfolio manager will give the proxy to an analyst or another portfolio manager for review and analysis. Under certain circumstances, Royce may vote against a proposal from the issuer's board of directors or management. Royce's portfolio managers decide these issues on a case-by-case basis. A Royce portfolio manager may, on occasion, decide to abstain from voting a proxy or a specific proxy item when such person concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client's best interest to vote.

        There may be circumstances where Royce may not be able to vote proxies in a timely manner, including, but not limited to (a) when certain securities are out on loan at the time of a record date, (b) when administrative or operational constraints impede the ability to cast a timely vote, such as late receipt of proxy voting information, and/or (c) when systems, administrative or processing errors occur (including errors by Royce or third party vendors).

        In furtherance of Royce's goal to vote proxies in the best interests of its client, Royce follows specific procedures outlined in the Proxy Voting Procedures to identify, assess and address material conflicts that may arise between Royce's interests and those of its clients before voting proxies on behalf of such clients. In the event such a material conflict of interest is identified, the proxy will be voted by Royce in accordance with the recommendation given by an independent third party research firm.

        Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request, by calling the Fund toll-free at (800) 221-4268 and on the SEC's Internet site at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

        The Board of Trustees of the Funds has adopted the following policy and procedures with respect to the disclosure of portfolio holdings:

        It is the policy of the Funds to prevent the selective disclosure of non-public information concerning Fund portfolio holdings. Unless specifically authorized by The Royce Fund's Chief Compliance Officer, no non-public portfolio holdings information for any Fund may be provided to anyone except in accordance with the following Policy and Procedures.

Public Disclosure of Portfolio Holdings

        No earlier than 15 days after the end of each calendar quarter, the Funds' most recent complete quarter-end schedules of portfolio holdings will be posted on the Funds' website. Such disclosure will remain accessible on the Funds' website until the posting of the next quarter-end portfolio holdings schedules. The Funds also distribute complete portfolio holdings information to their shareholders through semi-annual and annual reports first mailed to shareholders within sixty days after period ends. Such semi-annual and annual reports are also made available to the public through postings at the same time on the Funds' website www.roycefunds.com. Finally, complete portfolio holdings information is filed with the Securities and Exchange Commission on Form N-Q as of the close of the Funds' first and third quarters of the fiscal years. The Funds' Form N-Q filings are available on the website of the Securities and Exchange Commission at http://www.sec.gov.

        All other portfolio holdings information must first be posted on the Funds' website before it is provided to anyone. Complete or partial portfolio holdings information may, therefore, be included in responses to Requests for Proposal, Pitch Books or similar marketing materials, only if such information is based on the latest holdings information publicly available on the Funds' website.

Non-Public Dissemination of Portfolio Holdings Information

        From time to time, portfolio holdings information that is not publicly available may be required by the Fund's service providers or other third parties in order to perform various services for the Funds, including, but not limited to, custodian services, pricing services, auditing, printing, legal, compliance, software support, proxy voting support and providing ratings for a Fund. Such persons may be provided with information more current than the latest publicly-available portfolio holdings only if 1) more current information is necessary in order for the third party to complete its task and 2) the third party has agreed in writing to keep the information confidential and to not use the information to trade securities. Non-public dissemination to a Fund service provider must be authorized by Royce's Chief Operating Officer, Royce's General Counsel or the Fund's Chief Compliance Officer only after it is determined that such dissemination serves a legitimate business purpose in the best interest of shareholders.

         At the present time, the Funds have ongoing arrangements with the following service providers to provide them with non-public portfolio holdings information:

State Street Bank and Trust Company - Information is provided daily with no time lag.
PricewaterhouseCoopers LLP - Information is provided as needed with no time lag.
Sidley Austin, LLP - Information is provided with Board materials with a time lag of less than one week to ten weeks, and may be provided at other times as needed.
Glass Lewis & Co. - Information is provided daily with no time lag.
Broadridge Financial Solutions, Inc. - Information is provided daily with no time lag
Allied Printing Services, Inc. - Information is generally provided with a time lag of two weeks but may be provided with no time lag.
Liebowitz Communications - Information is generally provided with a time lag of two weeks but may be provided with no time lag.
Automated Securities Clearance, LLC - Information is provided daily with no time lag.

         Certain administrative employees of Legg Mason, Inc., Royce's parent company, regularly have access to the Funds' portfolio holdings. All portfolio holdings information given to these employees is subject to the Legg Mason, Inc. Code of Conduct, which has been distributed to all such employees and prohibits the disclosure of confidential information.

        Additionally, the Funds may occasionally reveal certain of their current portfolio securities to broker-dealers in connection with their executing securities transactions on behalf of the Funds. In such cases, the Funds do not enter into a formal confidentiality agreements with the broker-dealers. Also, the Funds' Board of Trustees, officers and certain Fund and Royce employees, including fund accounting, legal, compliance, marketing, administrative and systems personnel have access to the Funds' portfolio holdings information prior to the time it is made public. All such persons are required by the Funds and Royce to keep such information confidential.

        Incidental information about the portfolio holdings of the Funds (including information that a Fund no longer holds a particular security) may be provided to third parties when the extent of the information and its timeliness are such that it cannot reasonably be seen to give the recipient an advantage in trading Fund shares or to in any other way harm the Fund or its shareholders. However, information about a security holding may not be released if it could in Royce's judgment be seen to interfere with the current or future purchase or sale activities of a Fund. In this respect, information about intended or ongoing transactions may not be released.

        General information about a Fund's portfolio securities holdings (not including the holdings themselves) that is derived from its holdings (that have or have not been publicly released) that do not reveal portfolio holdings are not subject to this Policy and Procedures. This would include such characteristics of a Fund as portfolio volatility, median capitalization, percentages of international and domestic securities or sector allocations.

        Notwithstanding the above, no person is authorized under the Policy and Procedures to make a disclosure that is unlawful under the anti-fraud provisions of the Federal securities laws (as defined in Rule 38a-1 under the Investment Company Act of 1940).

        Nothing contained in the Policy and Procedures is intended to prevent the disclosure of portfolio holdings information as required by applicable law. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law (such as Form N-Q and/or Schedules 13D, 13G and 13F), respond to requests from regulators, and comply with valid subpoenas. On an annual basis, The Royce Fund's Chief Compliance Officer will report to the Fund's Board of Trustees on the operation and effectiveness of the Policy and Procedures.

Prohibitions on Receipt of Compensation or Other Compensation

        The Policies and Procedures prohibit the Funds, Royce and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of the Funds' portfolio securities holdings or other investment positions. "Consideration" includes any agreement to maintain assets in a Fund or in any other investment company or account managed by Royce or by any of its affiliated persons.

PRICING OF SHARES BEING OFFERED

        The purchase and redemption price of each Fund's shares is based on the Fund's current net asset value per share. See "Net Asset Value Per Share" in the Funds' Prospectuses.

        As set forth under "Net Asset Value Per Share", State Street determines each Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m. Eastern Time), on each day that the Exchange is open. The Exchange is open on all weekdays which are not holidays. Thus, it is closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

REDEMPTIONS IN KIND

        Conditions may arise in the future which would, in the judgment of the Trust's Board of Trustees or management, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, payment may be made in portfolio securities or other property of the Fund. However, the Trust is obligated to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Trust's net assets if that is less) in any 90-day period. Royce would select the securities delivered in payment of redemptions, valued at the same value assigned to them in computing the Fund's net asset value per share for purposes of such redemption. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

APPLICATION OF FREQUENT TRADING POLICY TO CERTAIN INVESTORS

        As described in the Prospectus, under the Trust's frequent trading policy, the Funds may, in certain circumstances, reject an investor's purchase or exchange of Fund shares, or impose a redemption fee. Upon implementation of Rule 22c-2 under the 1940 Act, a Fund will not permit investors to purchase shares through certain intermediaries, including brokers, that do not have shareholder information agreements with either the Trust or RFS, acting on behalf of the Trust. Such shareholder information agreements and intended to help identify investors who engage in excessive trading through intermediaries. The Funds may elect to treat an intermediary that has no shareholder information agreement concerning the Funds as an individual investor with respect to the frequent trading policy. If the Funds make this election, they will not, with respect to the frequent trading policy, consider any individual order to transact Fund shares that an investor has submitted to the intermediary, but will instead consider only single transactions submitted by the intermediary. Depending in part on an investor's relationship with the intermediary, this may have adverse consequences to the investor, such as the rejection of a transaction in Fund shares or the imposition of a fee, that would not be borne by other investors who deal with the Funds directly or through a different intermediary.

TAXATION

        Each Fund has qualified and intends to remain qualified each year for the tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Fund must comply with certain requirements of the Code relating to, among other things, the source of its income, the amount of its distributions and the diversification of its assets.

        If it so qualifies, a Fund will not be subject to Federal income taxes to the extent that its net investment income and capital gain net income are distributed, so long as the Fund distributes, as ordinary income dividends, at least 90% of its investment company taxable income.

        The Internal Revenue Service (the "IRS") will impose a non-deductible 4% excise tax on a Fund to the extent that the Fund does not distribute (including by declaration of certain dividends), during each calendar year, (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending October 31 of such calendar year (or the Fund's actual taxable year ending December 31, if elected) and (iii) any income realized but not distributed in the prior year. To avoid the application of this tax, each Fund intends to distribute substantially all of its net investment income and capital gain net income at least annually to its shareholders.

        Each Fund maintains accounts and calculates income by reference to the U.S. dollar for U.S. Federal income tax purposes. Investments calculated by reference to foreign currencies will not necessarily correspond to a Fund's distributable income and capital gains for U.S. Federal income tax purposes as a result of fluctuations in foreign currency exchange rates. Furthermore, if any exchange control regulations were to apply to a Fund's investments in foreign securities, such regulations could restrict that Fund's ability to repatriate investment income or the proceeds of sales of securities, which may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

        Income earned or received by a Fund from investments in foreign securities may be subject to foreign withholding taxes unless a withholding exemption is provided under an applicable treaty. Any such taxes would reduce that Fund's cash available for distribution to shareholders. Shareholders of certain Funds that invest more than 50% of the value of their assets at the close of a taxable year in foreign securities may be able to claim U.S. foreign tax credits with respect to such foreign taxes paid by the Fund, subject to certain requirements and limitations contained in the Code. A foreign tax credit may be claimed with respect to withholding tax on payments with respect to a security only if the holder of the security meets certain holding period requirements. Both the shareholder and the Fund must meet these holding period requirements, and if the Fund fails to do so, it will not be able to "pass through" to its shareholders the ability to claim a credit or a deduction for the foreign taxes paid by the Fund. If a Fund satisfies the applicable requirements, such Fund will be eligible to file an election with the IRS pursuant to which shareholders of the Fund will be required to include their proportionate share of such foreign taxes in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate shares in computing taxable income or, alternatively, if they have satisfied the holding period requirement, use them as foreign tax credits against their U.S. income taxes. A Fund will report annually to its shareholders the amount per year of such foreign taxes and other information needed to claim the foreign tax credit. It is currently anticipated that only Royce Global Value Fund, Royce European Smaller-Companies Fund, Royce International Smaller-Companies Fund and Royce Asia-Pacific Select Fund will be eligible to elect to "pass through" such taxes to their shareholders in this manner.

        If a Fund invests in stock of a so-called passive foreign investment company ("PFIC"), the Fund may be subject to Federal income tax on a portion of any "excess distribution" with respect to, or gain from the disposition of, the stock. The Fund would determine the tax by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The Fund would be taxed on the amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs, at the highest marginal income tax rate in effect for such year, and the tax would be further increased by an interest charge. The Fund would include in its investment company taxable income the amount allocated to the taxable year of the distribution or disposition and, accordingly, this amount would not be taxable to the Fund to the extent distributed by the Fund as a dividend to shareholders. The Fund may make certain elections to mitigate the effect of these rules.

        If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in future years. As of December 31, 2009, the Funds had the following capital loss carryforwards:

	Capital Loss Carryforward to 12/31/15	Capital Loss Carryforward to 12/31/16	Capital Loss Carryforward to 12/31/17
Royce Pennsylvania Mutual Fund	-	$(29,468,869)	$(271,419,640)
Royce Micro-Cap Fund	-	(10,445,226)	(65,347,051)
Royce Premier Fund	-	(652,311)	-
Royce Low-Priced Stock Fund	-	(26,404,441)	(115,711,335)
Royce Total Return Fund	-	(22,310,380)	(201,177,922)
Royce Heritage Fund	-	(9,559,292)	(8,038,868)
Royce Opportunity Fund	-	(33,225,610)	(227,958,016)
Royce Special Equity Fund	-	(8,375,654)	-
Royce Value Fund	-	(31,934,011)	(127,752,694)
Royce Value Plus Fund	-	(51,575,804)	(371,676,453)
Royce 100 Fund	-	(91,157)	(658,746)
Royce Discovery Fund	-	(240,954)	(344,096)
Royce Financial Services Fund	-	(76,436)	(1,358,152)
Royce Dividend Value Fund	-	(83,187)	(478,235)
Royce Select Fund I	-	-	-
Royce Select Fund II	-	(435,152)	-
Royce Global Select Fund	-	(229,171)	(405,579)
Royce Global Value Fund	-	(2,308,562)	(9,673,700)
Royce European Smaller-Companies Fund	$(13,687)	$(1,217,027)	$(1,537,904)
Royce SMid-Cap Value Fund	-	(2,374,394)	(3,957,480)
Royce SMid-Cap Select Fund	-	(113,163)	(25,015)
Royce International Smaller-Companies Fund	-	-	-
Royce Focus Value Fund	-	-	-
Royce Partners Fund	-	-	-
Royce Asia-Pacific Select Fund	-	-	-

        Investments of a Fund in securities issued at a discount or providing for deferred interest payments or payments of interest in kind (which investments are subject to special tax rules under the Code) will affect the amount, timing and character of distributions to shareholders. For example, a Fund which acquires securities issued at a discount is required to accrue as ordinary income each year a portion of the discount (even though the Fund may not have received cash interest payments equal to the amount included in income) and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

        Short sales are subject to special tax rules which will impact the character of gains and losses realized and affect the timing of income recognition. Short sales entered into by a Fund may increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that it is able to pass through to shareholders.

Distributions

        The following discussions are limited to the U.S. federal income tax consequences relevant to U.S. shareholders. As used herein, a U.S. shareholder is a beneficial owner of shares that, for U.S. federal income tax purposes, is (i) a citizen or resident (as defined in the Code) of the United States, (ii) a corporation (or entity taxable as a corporation for U.S. federal income tax purposes) organized under the laws of the United States, any state or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income tax regardless of source, or (iv) a trust with respect to which a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all substantial decisions, or a trust that was treated as a domestic trust under the law in effect before 1997 that has properly elected to continue to be treated as a domestic trust.

        For Federal income tax purposes, distributions by each Fund, whether received in cash or reinvested in additional shares, from net investment income and from any net realized short-term capital gain are taxable to shareholders as ordinary income, which generally cannot be offset by capital losses. For taxable years beginning before January 1, 2011, distributions of "qualified dividend income" to non-corporate shareholders are taxable at a maximum rate of 15% (0% for 10% and 15% rate taxpayers). A distribution from a Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic and certain foreign corporations, provided that the Fund satisfies certain holding period requirements with respect to the security paying the dividend. In addition, the non-corporate shareholder must also satisfy certain holding period requirements with respect to its Fund shares in order to qualify for these preferential rates. For U.S. corporate shareholders, distributions of net investment income (but not distributions of short-term capital gains) may qualify in part for the 70% dividends received deduction for purposes of determining their regular taxable income, provided the shareholder satisfies certain holding period requirements with respect to its Fund shares. (However, the 70% dividends received deduction is not allowable in determining a corporate shareholder's alternative minimum taxable income.)

        So long as a Fund qualifies as a regulated investment company and satisfies the 90% distribution requirement, distributions by the Fund from net capital gains will be taxable as long-term capital gain, whether received in cash or reinvested in Fund shares and regardless of how long a shareholder has held Fund shares. Such distributions are not eligible for the dividends received deduction. Capital gain distributions by the Fund, although fully includible in income, currently are taxed at a lower maximum marginal Federal income tax rate than ordinary income in the case of non-corporate shareholders. For taxable years beginning before January 1, 2011, such long-term capital gains are generally taxed to non-corporate shareholders at a maximum marginal Federal income tax rate of 15% (0% for 10% and 15% rate taxpayers).

        Distributions by a Fund in excess of its current and accumulated earnings and profits will reduce a shareholder's basis in Fund shares (but, to that extent, will not be taxable) and, to the extent such distributions exceed the shareholder's basis, will be taxable as capital gain assuming the shareholder holds Fund shares as capital assets.

        A distribution is treated as paid during a calendar year if it is declared in October, November or December of the year to shareholders of record in such month and paid by January 31 of the following year. Such distributions are taxable to such shareholders as if received by them on December 31, even if not paid to them until January. In addition, certain other distributions made after the close of a Fund's taxable year may be "spilled back" and treated as paid by the Fund (other than for purposes of avoiding the 4% excise tax) during such year. Such dividends would be taxable to the shareholders in the taxable year in which the distribution was actually made by the Fund.

        Certain types of income received by a Fund from real estate investment trusts ("REITs"), real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the Fund to designate a small portion of its distributions as "excess inclusion income." Such excess inclusion income may (1) constitute taxable income, as "unrelated business taxable income" ("UBTI"), for those shareholders which would otherwise be tax-exempt, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; and (3) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the Code are Fund shareholders.

        The Trust will send written notices to shareholders regarding the amount and Federal income tax status of all distributions made by a Fund during each calendar year.

Back-up Withholding/Withholding Tax

        Under the Code, certain non-corporate shareholders who are United States persons may be subject to back-up withholding at the rate of 28% on reportable dividends, capital gains distributions and redemption payments ("back-up withholding"). Generally, shareholders subject to back-up withholding are those for whom a taxpayer identification number and certain required certifications are not on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. In addition, the IRS requires the Trust to withhold from distributions to any shareholder who does not certify to the Trust that such shareholder is not subject to back-up withholding due to notification by the IRS that such shareholder has under-reported interest or dividend income. When establishing an account, an investor must certify under penalties of perjury that such investor's taxpayer identification number is correct and that such investor is not subject to or is exempt from back-up withholding.

Timing of Purchases and Distributions

        At the time of an investor's purchase, a Fund's net asset value may reflect undistributed income or capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to the investor of such amounts, although it may in effect constitute a return of his or its investment in an economic sense, would be taxable to the shareholder as ordinary income or capital gain as described above. Investors should carefully consider the tax consequences of purchasing Fund shares just prior to a distribution, as they will receive a distribution that is taxable to them.

Sales, Redemptions or Exchanges of Shares

        Gain or loss recognized by a shareholder upon the sale, redemption or other taxable disposition of Fund shares (provided that such shares are held by the shareholder as a capital asset) will be treated as capital gain or loss, measured by the difference between the adjusted tax basis of the shares and the amount realized on the sale or exchange. A shareholder's tax basis in Fund shares received as a dividend will equal the total dollar amount of the dividend paid to the shareholder. Capital gains for non-corporate shareholders will be taxed at the preferential tax rates applicable to long-term capital gains if the shares were held for more than 12 months, and otherwise will be taxed at regular income tax rates if the shares were held for 12 months or less. Shares received as a dividend will have a new holding period (for tax purposes) beginning on the day following the day on which the shares are credited to the shareholder's account. The IRS will disallow a loss to the extent that the shares disposed of are replaced (including by receiving Fund shares upon the reinvestment of distributions) within a period of 61 days, beginning 30 days before and ending 30 days after the sale of the shares. In such a case, the amount of the disallowed loss will increase the basis of the shares acquired. A loss recognized upon the sale, redemption or other taxable disposition of shares held for 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. A shareholder's exchange of shares between Funds will be treated for tax purposes as a sale of the Fund shares surrendered in the exchange, and may result in the shareholder's recognizing a taxable gain or loss.

* * *

        The foregoing relates to Federal income taxation. Distributions, as well as any gains from a sale, redemption or other taxable disposition of Fund shares, also may be subject to state and local taxes. Under current law, so long as each Fund qualifies for the Federal income tax treatment described above, it is believed that neither the Trust nor any Fund will be liable for any income or franchise tax imposed by Delaware.

        Investors are urged to consult their own tax advisers regarding the application to them of Federal, state and local tax laws.

Royce Heritage Fund

        Gift Taxes

        An investment in Royce Heritage Fund though a GiftShare trust account may be a taxable gift for Federal tax purposes, depending upon the option selected and other gifts that the Donor and his or her spouse may make during the calendar year.

        If the Donor selects the Withdrawal Option, the entire amount of the gift will be a "present interest" that qualifies for the Federal annual gift tax exclusion. In that case, the Donor will be required to file a Federal gift tax return for the year of the gift only if (i) he or she makes gifts (including the gift of Fund shares) totaling more than the amount of the Federal annual gift tax exclusion (currently, $13,000) to the same individual during that year, (ii) the Donor and his or her spouse elect to have any gifts by either of them treated as "split gifts" (i.e., treated as having been made one-half by each of them for gift tax purposes) or (iii) the Donor makes any gift of a future interest during that year. The Trustee will notify the Beneficiary of his or her right of withdrawal promptly following any investment in the Fund under the Withdrawal Option.

        If the Donor selects the Accumulation Option, the entire amount of the gift will be a "future interest" for Federal gift tax purposes, so that none of the gift will qualify for the Federal annual gift tax exclusion. Consequently, the Donor will have to file a Federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $13,000.

        No Federal gift tax will be payable by the Donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or other exclusions) exceed the Federal applicable exclusion amount for gift tax purposes (currently $1,000,000). Any gift of Fund shares that does not qualify as a present interest will reduce the amount of the Federal applicable exclusion amount for gift tax purposes that would otherwise be available for future gifts or to the Donor's estate. All gifts of Fund shares may qualify for "gift splitting" with the Donor's spouse, meaning that the Donor and his or her spouse may elect to treat the gift as having been made one-half by each of them.

        The Donor's gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the Donor resides imposes a gift tax. Many states do not impose such a tax. Some of the states that do impose a gift tax follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

        Generation-Skipping Transfer Taxes

        Beginning in 2010, the Federal generation-skipping transfer tax ("GST tax") rules described below are no longer in effect. While it is widely expected that GST tax rules will be enacted and made retroactive in 2010, it is not possible at this time to predict whether and to what extent such subsequently enacted GST tax rules will be the same as or different from the GST tax rules in effect for 2009, which rules are discussed below. Donors of Fund shares in 2010 should consult their tax advisors prior to making any such contributions.

        Under the GST tax rules in effect in 2009, if the Beneficiary of a gift through a GiftShare trust account is a grandchild or more remote descendant of the Donor or is assigned, under Federal tax law, to the generation level of the Donor's grandchildren or more remote descendants, any part of the gift that does not qualify for the Federal annual gift tax exclusion will be a taxable transfer. These gifts are now protected from the GST tax by the automatic allocation of the Donor's GST exemption until his or her GST tax exemption ($3,500,000 in 2009) has been fully utilized. The tax rate on transfers subject to the GST tax is the maximum Federal estate tax rate (45% in 2009). The Donor must report gifts subject to the GST tax, whether or not covered by the GST tax exemption, on the Donor's Federal gift tax return. To the extent that a gift through a GiftShare trust account qualifies for the Federal annual gift tax exclusion, it is protected from GST tax. See "Gift Taxes" above.

         Income Taxes

        The Internal Revenue Service has taken the position in recent rulings that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated as the "owner" of the portion of the trust that was subject to the power for Federal income tax purposes. Accordingly, if the Donor selects the Withdrawal Option, the Beneficiary may be treated as the "owner" of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the Trust on his or her personal Federal income tax return. The Trust will not pay Federal income taxes on any of the Trust's income or capital gains. The Trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the Beneficiary a statement following each year showing the amounts (if any) that the Beneficiary must report on his or her income tax returns for that year. If the Beneficiary is under nineteen years of age or is a full-time student, these amounts may be subject to Federal income taxation at the marginal rate applicable to the Beneficiary's parents. The Beneficiary will have the option exercisable annually to require the Trustee to pay him or her a portion of the Trust's income and capital gains to provide funds with which to pay any resulting income taxes, which the Trustee will do by redeeming Fund shares. The amount distributed will be the lesser of the amount the Beneficiary requests and a fraction of the Trust's ordinary income and short-term capital gains, and long-term capital gains, respectively, equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 35% and 15%, respectively).

        Under the Withdrawal Option, the Beneficiary will also be able to require the Trustee to pay his or her tuition, room and board and other expenses of his or her college or post-graduate education (subject, in certain instances, to approval by the Beneficiary's Representative), and the Trustee will raise the cash necessary to fund these distributions by redeeming Fund shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the Beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above.

        If the Donor selects the Accumulation Option, the Trust that he or she creates will be subject to Federal income tax on all income and capital gains earned by the Trust, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income and short-term capital gains (currently, 35%), but at a much lower taxable income level (for 2010, $11,200) than would apply to an individual. It is anticipated, however, that the income generated by Fund shares will primarily be long-term capital gains, on which the Federal income tax rate is currently limited to 15%. The Trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The Beneficiary will not pay Federal income taxes on any of the Trust's income or capital gains, except those earned in the year when the Trust terminates. The Trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the Beneficiary an information statement for the year in which the Trust terminates showing the amounts (if any) that the Beneficiary must report on his or her Federal and state income tax returns for that year.

        When the Trust terminates, the distribution of the remaining Fund shares held in the Trust to the Beneficiary will not be treated as a taxable disposition, and no capital gain or loss will be realized by the Beneficiary (or, if he or she has died, by his or her estate) at that time. Any Fund shares received by the Beneficiary will have the same cost basis as they had in the Trust at the time of termination. Any Fund shares received by the Beneficiary's estate will have a basis equal to the value of the shares at the Beneficiary's death (or the alternate valuation date for Federal estate tax purposes, if elected).

        Consultation With Qualified Tax Adviser

        Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective Donors should consider consulting with an attorney or other qualified tax adviser before investing in Royce Heritage Fund.

DESCRIPTION OF THE TRUST

Trust Organization

        The Trust was organized in April 1996 as a Delaware business trust. It is the successor by mergers to The Royce Fund, a Massachusetts business trust (the "Predecessor"), and Pennsylvania Mutual Fund, a Delaware business trust. The mergers were effected on June 28, 1996, under an Agreement and Plan of Merger pursuant to which the Predecessor and Pennsylvania Mutual Fund merged into the Trust, with each Fund of the Predecessor and Pennsylvania Mutual Fund becoming an identical counterpart series of the Trust, Royce continuing as the Funds' investment adviser under their pre-merger Investment Advisory Agreements and RFS continuing as the Trust's distributor. A copy of the Trust's Certificate of Trust is on file with the Secretary of State of Delaware, and a copy of its Trust Instrument, its principal governing document, is available for inspection by shareholders at the Trust's office in New York. The Trust's business and affairs are managed under the direction of its Board of Trustees.

        The Trust has an unlimited authorized number of shares of beneficial interest, which the Board of Trustees may divide into an unlimited number of series and/or classes without shareholder approval. (Twelve Funds presently have more than one class of shares.) Shareholders are entitled to one vote per share (with proportional voting for fractional shares). Shares vote by individual series, except that shares are voted in the aggregate and not by individual series when required by the 1940 Act and that if Trustees determine that a matter affects shareholders of only one series or class, then only shareholders of that series or class are entitled to vote on that matter. The shares of each class represent a pari passu interest in such Fund's investment portfolio and other assets and have the same redemption and other rights.

        Royce Premier and Royce Total Return Fund offer seven classes of shares, a Service Class, an Investment Class, a K Class, an R Class, a W Class, an Institutional Class, and a Consultant Class; Royce Heritage Fund, Royce Opportunity Fund, Royce Value Fund and Royce Value Plus Fund offer six classes of shares, a Service Class, an Investment Class, a K Class, an R Class, an Institutional Class and a Consultant Class; Royce Special Equity Fund offers four classes of shares, a Service Class, an Investment Class, an Institutional Class and a Consultant Class; Royce Pennsylvania Mutual Fund offers five classes of shares, a Service Class, an Investment Class, a K Class, an R Class and a Consultant Class; Royce Low-Priced Stock Fund and Royce 100 Fund offer five classes of shares, a Service Class, an Investment Class, a K Class, an R Class and an Institutional Class; Royce Micro-Cap Fund offers three classes of shares, a Service Class, an Investment Class, and a Consultant Class; and Royce Dividend Value Fund offers two classes of shares, a Service Class and an Investment Class. The shares of each class represent a pari passu interest in such Fund's investment portfolio and other assets and have the same redemption and other rights. Certain Service Class shareholders, eligible to invest in Investment Class shares, may, upon approval by The Royce Fund, convert their Service Class shares to Investment Class shares of the same fund, if offered in their state. No sales charges or other charges will apply to any such conversion. For federal income tax purposes, a same-fund conversion is not expected to result in the realization by the investor of a capital gain or loss.

        Effective April 30, 1999, Royce GiftShares Fund and PMF II changed their names to Royce Trust & GiftShares Fund and Royce Opportunity Fund, respectively. Effective May 1, 2003, Royce Trust & GiftShares Fund changed its name to Royce TrustShares Fund. Effective May 1, 2006, Royce TrustShares Fund changed its name to Royce Heritage Fund. Effective December 8, 2006, Royce Select Fund III changed its name to Royce Global Select Fund. Effective February 15, 2008, Royce International Value Fund, Royce International Smaller-Companies Fund, Royce Mid-Cap Value Fund and Royce Mid-Cap Select Fund changed their names to Royce Global Value Fund, Royce European Smaller-Companies Fund, Royce SMid-Cap Value Fund and Royce SMid-Cap Select Fund, respectively. Effective May 1, 2008, Pennsylvania Mutual Fund changed its name to Royce Pennsylvania Mutual Fund.

        On August 4, 2000, Royce Total Return Fund acquired all of the assets and assumed all of the liabilities of The REvest Value Fund. The acquisition was accomplished by exchanging shares of Royce Total Return Fund equal in value to the shares of The REvest Value Fund owned by each of its shareholders.

        Except for Arthur S. Mehlman and Patricia W. Chadwick, each of the Trustees currently in office was elected by the Trust's shareholders. There will normally be no meeting of shareholders for the election of Trustees until less than a majority of the shareholder-elected Trustees remain in office, at which time the Trustees will call a shareholders meeting for the election of Trustees. In addition, Trustees may be removed from office by written consents signed by the holders of a majority of the outstanding shares of the Trust and filed with the Trust's custodian or by a vote of the holders of a majority of the outstanding shares of the Trust at a meeting duly called for this purpose upon the written request of holders of at least 10% of the Trust's outstanding shares. Upon the written request of 10 or more shareholders of the Trust, who have been shareholders for at least 6 months and who hold shares constituting at least 1% of the Trust's outstanding shares, stating that such shareholders wish to communicate with the Trust's other shareholders for the purpose of obtaining the necessary signatures to demand a meeting to consider the removal of a Trustee, the Trust is required (at the expense of the requesting shareholders) to provide a list of its shareholders or to distribute appropriate materials. Except as provided above, the Trustees may continue to hold office and appoint their successors.

        The trustee of the Royce Heritage Fund trusts will send notices of meetings of Royce Heritage Fund shareholders, proxy statements and proxies for such meetings to the trusts' beneficiaries to enable them to attend the meetings in person or vote by proxies. It will vote all Royce Heritage Fund shares held by it which are not present at the meetings and for which no proxies are returned in the same proportions as Royce Heritage Fund shares for which proxies are returned.

        Shares are freely transferable, are entitled to distributions as declared by the Trustees and, in liquidation of the Trust or their series, are entitled to receive the net assets of their series and/or class. Shareholders have no preemptive rights. The Trust's fiscal year ends on December 31.

Shareholder Liability

        Generally, shareholders will not be personally liable for the obligations of their Fund or of the Trust under Delaware law. The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust is entitled to the same limited liability extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law. No similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law and may thereby subject Trust shareholders to liability. To guard against this possibility, the Trust Instrument (i) requires that every written obligation of the Trust contain a statement that such obligation may be enforced only against the Trust's assets (however, the omission of this disclaimer will not operate to create personal liability for any shareholder); and (ii) provides for indemnification out of Trust property of any Trust shareholder held personally liable for the Trust's obligations. Thus, the risk of a Trust shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which: (i) a court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business and the nature of its assets, management believes that the risk of personal liability to a Trust shareholder is extremely remote.

PERFORMANCE DATA

        The Funds' performances may be quoted in various ways. All performance information supplied for the Funds is historical and is not intended to indicate future returns. Each Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of a Fund's shares when redeemed may be more or less than their original cost.

Total Return Calculations

        Total returns quoted reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value per share (NAV) over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

        In addition to average annual total returns, a Fund's cumulative total returns, reflecting the simple change in value of an investment over a stated period, may be quoted. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share prices) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

Historical Fund Results

        The following table shows certain of the Funds' total returns for the periods indicated. Such total returns reflect all income earned by each Fund, any appreciation or depreciation of the assets of such Fund and all expenses incurred by such Fund for the stated periods. The table compares the Funds' total returns to the records of the Russell 2000 Index (Russell 2000) and Standard & Poor's 500 Composite Stock Price Index (S&P 500) over the same periods. The comparison to the Russell 2000 shows how the Funds' total returns compared to the record of a broad index of small capitalization stocks. The S&P 500 comparison is provided to show how the Funds' total returns compared to the record of a broad average of common stock prices over the same period. The Funds have the ability to invest in securities not included in the indices, and their investment portfolios may or may not be similar in composition to the indices. Figures for the indices are based on the prices of unmanaged groups of stocks, and, unlike the Funds, their returns do not include the effect of paying brokerage commissions and other costs and expenses of investing in a mutual fund.

Fund	Period Ended December 31, 2009	Russell 2000	S&P 500

Royce Pennsylvania Mutual Fund (Investment Class)
1 Year Total Return	36.28%	27.17%	26.47%
5 Year Average Annual Total Return	3.35%	0.51%	0.42%
10 Year Average Annual Total Return	9.73%	3.51%	-0.95%

Royce Pennsylvania Mutual Fund (Consultant Class)
1 Year Total Return	35.16%	27.17%	26.47%
5 Year Average Annual Total Return	2.34%	0.51%	0.42%
10 Year Average Annual Total Return	8.69%	3.51%	-0.95%

Royce Pennsylvania Mutual Fund (Service Class)
1 Year Total Return	36.38%	27.17%	26.47%
Average Annual Total Return since 11-8-05	1.99%	0.21%	0.00%
(inception date)

Royce Pennsylvania Mutual Fund (R Class)
1 Year Total Return	35.08%	27.17%	26.47%
Average Annual Total Return since 5-21-07	-7.58%	-9.07%	-9.24%
(inception date)

Royce Pennsylvania Mutual Fund (K Class)
1 Year Total Return	35.49%	27.17%	26.47%
Cumulative Total Return since 5-15-08	-7.96%	-8.60%	-11.77%
(inception date)

Royce Micro-Cap Fund (Investment Class)
1 Year Total Return	55.67%	27.17%	26.47%
5 Year Average Annual Total Return	6.07%	0.51%	0.42%
10 Year Average Annual Total Return	11.43%	3.51%	-0.95%

Royce Micro-Cap Fund (Consultant Class)
1 Year Total Return	54.14%	27.17%	26.47%
5 Year Average Annual Total Return	5.04%	0.51%	0.42%
10 Year Average Annual Total Return	10.36%	3.51%	-0.95%

Royce Micro-Cap Fund (Service Class)
1 Year Total Return	55.49%	27.17%	26.47%
5 Year Average Annual Return	5.93%	0.51%	0.42%
Average Annual Total Return since 8-20-02	12.35%	8.02%	4.78%
(inception date)

Royce Premier Fund (Investment Class)
1 Year Total Return	33.25%	27.17%	26.47%
5 Year Average Annual Total Return	6.53%	0.51%	0.42%
10 Year Average Annual Total Return	10.72%	3.51%	-0.95%

Royce Premier Fund (Service Class)
1 Year Total Return	32.78%	27.17%	26.47%
5 Year Average Annual Total Return	6.31%	0.51%	0.42%
Average Annual Total Return since 9-3-02	12.47%	8.49%	5.39%
(inception date)

Royce Premier Fund (Institutional Class)
1 Year Total Return	33.33%	27.17%	26.47%
5 Year Average Annual Total Return	6.63%	0.51%	0.42%
Average Annual Total Return since 9-17-02	12.59%	8.51%	5.48%
(inception date)

Royce Premier Fund (Consultant Class)
1 Year Total Return	31.95%	27.17%	26.47%
5 Year Average Annual Total Return	5.46%	0.51%	0.42%
Average Annual Total Return since 6-2-03	10.63%	6.76%	4.25%
(inception date)

Royce Premier Fund (W Class)
1 Year Total Return	33.31%	27.17%	26.47%
Average Annual Total Return since 5-19-05	8.32%	1.89%	0.67%
(inception date)

Royce Premier Fund (R Class)
1 Year Total Return	32.26%	27.17%	26.47%
Average Annual Total Return since 5-21-07	-3.28%	-9.07%	-9.24%
(inception date)

Royce Premier Fund (K Class)
1 Year Total Return	32.45%	27.17%	26.47%
Cumulative Total Return since 5-15-08	-7.50%	-8.60%	-11.77%
(inception date)

Royce Low-Priced Stock Fund (Service Class)
1 Year Total Return	53.58%	27.17%	26.47%
5 Year Average Annual Total Return	5.59%	0.51%	0.42%
10 Year Average Annual Total Return	10.80%	3.51%	-0.95%

Royce Low-Priced Stock Fund (Institutional Class)
1 Year Total Return	53.97%	27.17%	26.47%
Average Annual Total Return since 1-3-06	4.39%	-0.87%	-1.08%
(inception date)

Royce Low-Priced Stock Fund (Investment Class)
1 Year Total Return	54.04%	27.17%	26.47%
Average Annual Total Return since 3-15-07	0.03%	-6.39%	-5.54%
(inception date)

Royce Low-Priced Stock Fund (R Class)
1 Year Total Return	53.13%	27.17%	26.47%
Average Annual Total Return since 5-21-07	-4.00%	-9.07%	-9.24%
(inception date)

Royce Low-Priced Stock Fund (K Class)
1 Year Total Return	53.45%	27.17%	26.47%
Cumulative Total Return since 5-15-08	-2.50%	-8.60%	-11.77%
(inception date)

Royce Total Return Fund (Investment Class)
1 Year Total Return	26.22%	27.17%	26.47%
5 Year Average Annual Total Return	1.97%	0.51%	0.42%
10 Year Average Annual Total Return	8.55%	3.51%	-0.95%

Royce Total Return Fund (Consultant Class)
1 Year Total Return	25.12%	27.17%	26.47%
5 Year Average Annual Total Return	1.00%	0.51%	0.42%
Average Annual Total Return since 10-16-01	6.55%	5.91%	2.15%
(inception date)

Royce Total Return Fund (Service Class)
1 Year Total Return	26.16%	27.17%	26.47%
5 Year Average Annual Total Return	1.86%	0.51%	0.42%
Average Annual Total Return since 1-3-02	6.27%	4.31%	1.41%
(inception date)

Royce Total Return Fund (Institutional Class)
1 Year Total Return	26.41%	27.17%	26.47%
5 Year Average Annual Total Return	2.08%	0.51%	0.42%
Average Annual Total Return since 3-4-03	9.03%	10.00%	6.67%
(inception date)

Royce Total Return Fund (W Class)
1 Year Total Return	26.28%	27.27%	26.47%
Average Annual Total Return since 5-19-05	2.66%	1.89%	0.67%
(inception date)

Royce Total Return Fund (R Class)
1 Year Total Return	25.43%	27.17%	26.47%
Average Annual Total Return since 5-21-07	-7.99%	-9.07%	-9.24%
(inception date)

Royce Total Return Fund (K Class)
1 Year Total Return	25.89%	27.17%	26.47%
Cumulative Total Return since 5-1-08	-7.74%	-7.36%	-10.91%

Royce Heritage Fund (Service Class)
1 Year Total Return	51.82%	27.17%	26.47%
5 Year Average Annual Total Return	5.50%	0.51%	0.42%
10 Year Average Annual Total Return	9.01%	3.51%	-0.95%

Royce Heritage Fund (Consultant Class)
1 Year Total Return	50.22%	27.17%	26.47%
5 Year Average Annual Total Return	4.37%	0.51%	0.42%
Average Annual Total Return since 12-7-01	6.44%	4.67%	1.48%
(inception date)

Royce Heritage Fund (Investment Class)
1 Year Total Return	52.07%	27.17%	26.47%
Average Annual Total Return since 3-15-07	-0.42%	-6.39%	-5.54%
(inception date)

Royce Heritage Fund (K Class)
1 Year Total Return	51.60%	27.17%	26.47%
Cumulative Total Return since 5-15-08	-0.85%	-8.60%	-11.77%
(inception date)

Royce Heritage Fund (R Class)
1 Year Total Return	51.36%	27.17%	26.47%
Cumulative Total Return since 5-15-08	-1.04%	-8.60%	-11.77%
(inception date)

Royce Opportunity Fund (Investment Class)
1 Year Total Return	62.14%	27.17%	26.47%
5 Year Average Annual Total Return	1.42%	0.51%	0.42%
10 Year Average Annual Total Return	9.78%	3.51%	-0.95%

Royce Opportunity Fund (Service Class)
1 Year Total Return	61.72%	27.17%	26.47%
5 Year Average Annual Total Return	1.25%	0.51%	0.42%
Average Annual Total Return since 5-22-00	8.60%	4.35%	-0.54%
(inception date)

Royce Opportunity Fund (Institutional Class)
1 Year Total Return	62.23%	27.17%	26.47%
5 Year Average Annual Total Return	1.52%	0.51%	0.42%
Average Annual Total Return since 12-12-01	8.19%	4.83%	1.71%
(inception date)

Royce Opportunity Fund (Consultant Class)
1 Year Total Return	59.78%	27.17%	26.47%
Average Annual Total Return since 3-30-06	-4.62%	-3.82%	-1.91%
(inception date)

Royce Opportunity Fund (R Class)
1 Year Total Return	61.09%	27.17%	26.47%
Average Annual Total Return since 5-21-07	-9.95%	-9.07%	-9.24%
(inception date)

Royce Opportunity Fund (K Class)
1 Year Total Return	61.25%	27.17%	26.47%
Cumulative Total Return since 5-15-08	-7.02%	-8.60%	-11.77%
(inception date)

Royce Special Equity Fund (Investment Class)
1 Year Total Return	28.38%	27.17%	26.47%
5 Year Average Annual Total Return	4.06%	0.51%	0.42%
10 Year Average Annual Total Return	12.02%	3.51%	-0.95%

Royce Special Equity Fund (Consultant Class)
1 Year Total Return	26.90%	27.17%	26.47%
5 Year Average Annual Total Return	2.91%	0.51%	0.42%
Average Annual Total Return since 6-2-03	6.98%	6.76%	4.25%
(inception date)

Royce Special Equity Fund (Institutional Class)
1 Year Total Return	28.42%	27.17%	26.47%
5 Year Average Annual Total Return	4.13%	0.51%	0.42%
Average Annual Total Return since 7-25-03	7.65%	5.93%	3.80%
(inception date)

Royce Special Equity Fund (Service Class)
1 Year Total Return	28.11%	27.17%	26.47%
5 Year Average Annual Total Return	3.85%	0.51%	0.42%
Average Annual Total Return since 10-2-03	6.96%	4.88%	3.50%
(inception date)

Royce Value Fund (Service Class)
1 Year Total Return	44.71%	27.17%	26.47%
5 Year Average Annual Total Return	6.22%	0.51%	0.42%
Average Annual Total Return since 6-14-01	11.27%	4.12%	0.86%
(inception date)

Royce Value Fund (Consultant Class)
1 Year Total Return	43.65%	27.17%	26.47%
Average Annual Total Return since 3-30-06	-0.42%	-3.82%	-1.91%
(inception date)

Royce Value Fund (Institutional Class)
1 Year Total Return	45.29%	27.17%	26.47%
Average Annual Total Return since 6-1-06	1.91%	-3.10%	-1.79%
(inception date)

Royce Value Fund (Investment Class)
1 Year Total Return	45.14%	27.17%	26.47%
Average Annual Total Return since 3-15-07	-0.75%	-6.39%	-5.54%
(inception date)

Royce Value Fund (R Class)
1 Year Total Return	44.19%	27.17%	26.47%
Average Annual Total Return since 9-14-07	-3.01%	-7.96%	-9.63%
(inception date)

Royce Value Fund (K Class)
1 Year Total Return	43.15%	27.17%	26.47%
Cumulative Total Return since 5-15-08	-9.75%	-8.60%	-11.77%
(inception date)

Royce Value Plus Fund (Service Class)
1 Year Total Return	41.38%	27.17%	26.47%
5 Year Average Annual Total Return	3.05%	0.51%	0.42%
Average Annual Total Return since 6-14-01	12.68%	4.12%	0.86%
(inception date)

Royce Value Plus Fund (Consultant Class)
1 Year Total Return	40.31%	27.17%	26.47%
Average Annual Total Return since 3-30-06	-3.84%	-3.82%	-1.91%
(inception date)

Royce Value Plus Fund (Institutional Class)
1 Year Total Return	41.91%	27.17%	26.47%
Average Annual Total Return since 5-10-06	-3.49%	-4.41%	-2.49%
(inception date)

Royce Value Plus Fund (Investment Class)
1 Year Total Return	41.91%	27.17%	26.47%
Average Annual Total Return since 3-15-07	-5.64%	-6.39%	-5.54%
(inception date)

Royce Value Plus Fund (R Class)
1 Year Total Return	40.71%	27.17%	26.47%
Average Annual Total Return since 9-14-07	-9.64%	-7.96%	-9.63%
(inception date)

Royce Value Plus Fund (K Class)
1 Year Total Return	41.24%	27.17%	26.47%
Cumulative Total Return since 5-15-08	-9.58%	-8.60%	-11.77%
(inception date)

Royce 100 Fund (Service Class)
1 Year Total Return	38.05%	27.17%	26.47%
5 Year Average Annual Total Return	6.52%	0.51%	0.42%
Average Annual Total Return since 6-30-03	10.64%	6.61%	4.16%
(inception date)

Royce 100 Fund (Investment Class)
1 Year Total Return	38.33%	27.17%	26.47%
Average Annual Total Return since 3-15-07	1.45%	-6.39%	-5.54%
(inception date)

Royce 100 Fund (K Class)
1 Year Total Return	37.90%	27.17%	26.47%
Cumulative Total Return since 5-15-08	-1.87%	-8.60%	-11.77%
(inception date)

Royce 100 Fund (R Class)
1 Year Total Return	37.37%	27.17%	26.47%
Cumulative Total Return since 5-15-08	-2.18%	-8.60%	-11.77%
(inception date)

Royce Discovery Fund (Service Class)
1 Year Total Return	25.86%	27.17%	26.47%
5 Year Average Annual Total Return	-1.00%	0.51%	0.42%
Average Annual Total Return since 10-3-03	3.35%	4.59%	3.34%
(inception date)

Royce Financial Services Fund (Service Class)
1 Year Total Return	32.13%	27.17%	26.47%
5 Year Average Annual Total Return	2.64%	0.51%	0.42%
Average Annual Total Return since 12-31-03	4.62%	33.28%	2.09%
(inception date)

Royce Dividend Value Fund (Service Class)
1 Year Total Return	37.73%	27.17%	26.47%
Average Annual Total Return since 5-3-04	3.95%	0.51%	0.42%
(inception date)	5.74%	3.14%	2.03%

Royce Dividend Value Fund (Investment Class)
1 Year Total Return	38.22%	27.17%	26.47%
Average Annual Total Return since 9-14-07	-3.01%	-7.96%	-9.63%
(inception date)

Royce Select Fund I (Investment Class)
1 Year Total Return	39.59%	27.17%	26.47%
5 Year Average Annual Total Return	7.86%	0.51%	0.42%
10 Year Average Annual Total Return	12.03%	3.51%	-0.95%

Royce Select Fund II (Investment Class)
1 Year Total Return	66.58%	27.17%	26.47%
Average Annual Total Return since 6-30-05 (inception date)	6.80%	0.85%	0.64%

Royce Global Select Fund (Investment Class)
1 Year Total Return	56.11%	27.17%	26.47%
Average Annual Total Return since 6-30-05 (inception date)	12.52%	0.85%	0.64%

Royce Global Value Fund (Service Class)
1 Year Total Return	61.89%	27.17%	26.47%
Average Annual Total Return since 12-29-06 (inception date)	3.58%	-6.05%	-5.62%

Royce European Smaller-Companies Fund (Service Class)
1 Year Total Return	57.69%	27.17%	26.47%
Average Annual Total Return since 12-29-06 (inception date)	-4.98%	-6.05%	-5.62%

Royce SMid-Cap Value Fund (Service Class)
1 Year Total Return	28.75%	27.17%	26.47%
Average Annual Total Return since 9-28-07 (inception date)	-3.99%	-9.24%	-10.92%

Royce SMid-Cap Select Fund (Investment Class)
1 Year Total Return	23.13%	27.17%	26.47%
Average Annual Total Return since 9-28-07 (inception date)	-3.53%	-9.24%	-10.92%

Royce International Smaller-Companies Fund (Service Class)
1 Year Total Return	50.31%	27.17%	26.47%
Cumulative Total Return since 6-30-08 (inception date)	3.34%	-4.77%	-6.45%

Royce Focus Value Fund (Service Class)
Cumulative Total Return since 2-27-09 (inception date)	53.27%	62.88%	54.56%

Royce Partners Fund (Service Class)
Cumulative Total Return since 4-27-09 (inception date)	15.60%	34.54%	32.04%

Royce Asia-Pacific Select Fund (Investment Class)
Cumulative Total Return since 6-30-09 (inception date)	17.70%	23.90%	22.59%

        During the applicable period ended December 31, 2009, a hypothetical $10,000 investment in certain of the Funds would have grown as indicated below, assuming all distributions were reinvested:

Fund/Period Commencement Date	Value of Hypothetical Investment at December 31, 2009
Royce Pennsylvania Mutual Fund (12-31-79)*	$355,614
Royce Micro-Cap Fund (12-31-91)*	92,193
Royce Premier Fund (12-31-91)*	77,284
Royce Low-Priced Stock Fund (12-15-93)**	68,726
Royce Total Return Fund (12-15-93)*	50,024
Royce Heritage Fund (12-27-95)**	63,654
Royce Opportunity Fund (11-19-96)*	44,886
Royce Special Equity Fund (5-1-98)*	26,189
Royce Value Fund (6-14-01)**	24,914
Royce Value Plus Fund (6-14-01)**	27,754
Royce 100 Fund (6-30-03)**	19,306
Royce Discovery Fund (10-3-03)**	12,287
Royce Financial Services Fund (12-31-03)**	13,110
Royce Dividend Value Fund (5-3-04)**	13,714
Royce Select Fund I (11-18-98)*	45,483
Royce Select Fund II (6-30-05)*	13,449
Royce Global Select Fund (6-30-05)*	17,009
Royce Global Value Fund (12-29-06)**	11,116
Royce European Smaller-Companies Fund (12-29-06)**	8,578
Royce SMid-Cap Value Fund (9-28-07)**	9,121
Royce SMid-Cap Select Fund (9-28-07)*	9,221
Royce International Smaller-Companies Fund (6-30-08)**	10,507
Royce Focus Value Fund (2-27-09)**	15,327
Royce Partners Fund (4-27-09)**	11,560
Royce Asia-Pacific Select Fund (6-30-09)*	11,770

__________________

*Represents Investment Class results.
** Represents Service Class results.

        The Funds' performances may be compared in advertisements to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar investment objectives. Such comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of registered investment companies. The Funds' rankings by Lipper for the one year period ended December 31, 2009, were:

Fund	Lipper Ranking

Royce Pennsylvania Mutual Fund*	213 out of 744 small-cap core funds
Royce Micro-Cap Fund*	32 out of 744 small-cap core funds
Royce Premier Fund*	276 out of 744 small-cap core funds
Royce Low-Priced Stock Fund**	39 out of 744 small-cap core funds
Royce Total Return Fund*	511 out of 744 small-cap core funds
Royce Heritage Fund**	49 out of 744 small-cap core funds
Royce Opportunity Fund*	10 out of 299 small-cap value funds
Royce Special Equity Fund*	186 out of 299 small-cap value funds
Royce Value Fund**	101 out of 744 small-cap core funds
Royce Value Plus Fund**	124 out of 744 small-cap core funds
Royce 100 Fund**	154 out of 744 small-cap core funds
Royce Financial Services Fund	14 out of 86 financial services funds
Royce Discovery Fund**	220 out of 299 small-cap value funds
Royce Dividend Value Fund**	18 out of 303 equity income funds
Royce Select Fund I*	138 out of 744 small-cap core funds
Royce Select Fund II*	5 out of 744 small-cap core funds
Royce Global Select Fund*	8 out of 77 global small-/mid-cap funds
Royce Global Value Fund**	5 out of 77 global small-/mid-cap funds
Royce European Smaller-Companies Fund**	9 out of 108 European region funds
Royce SMid-Cap Value Fund**	200 out of 242 mid-cap value funds
Royce SMid-Cap Select Fund **	348 out of 369 mid-cap core funds

__________________

*Represents Investment Class results.
** Represents Service Class results.

        Money market funds and municipal funds are not included in the Lipper survey. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees payable by shareholders into consideration and is prepared without regard to tax consequences.

        The Lipper U.S. Diversified Equity Funds Average can be used to show how the Funds' performances compare to a broad-based set of equity funds. The Lipper U.S. Diversified Equity Funds Average is an average of the total returns of all equity funds (excluding international funds and funds that specialize in particular industries or types of investments) tracked by Lipper. As of December 31, 2009, the average included 2,390 large-cap funds, 1,679 multi-cap funds, 1,124 mid-cap funds, 1,639 small-cap funds, 163 S&P 500 funds, 308 equity income funds and 39 specialty equity funds.

        Ibbotson Associates (Ibbotson) provides historical returns of the capital markets in the United States. The Funds' performance may be compared to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or U.S. Treasury securities. Ibbotson calculates total returns in the same manner as the Funds.

        The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, U.S. Treasury bills and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks, the S&P 500 is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) U.S. Micro-Cap Fund. This fund is a market-value-weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper boundary of the NYSE ninth decile. As of December 31, 2009, DFA U.S. Micro-Cap Fund contained approximately 2,420 stocks, with a weighted average market capitalization of about $514 million.

        The S&P 500 is an unmanaged index of common stocks frequently used as a general measure of stock market performance. The Index's performance figures reflect changes of market prices and quarterly reinvestment of all distributions.

        The S&P SmallCap 600 Index is an unmanaged market-weighted index consisting of approximately 600 domestic stocks chosen for market size, liquidity and industry group representation. As of December 31, 2009, the weighted mean market value of a company in this Index was approximately $670 million.

        The Russell 2000, prepared by the Frank Russell Company, tracks the return of the common stocks of approximately 2,000 of the smallest out of the 3,000 largest publicly traded U.S.-domiciled companies by market capitalization. The Russell 2000 tracks the return on these stocks based on price appreciation or depreciation and includes dividends.

        U.S. Treasury bonds are securities backed by the credit and taxing power of the U.S. government and, therefore, present virtually no risk of default. Although such government securities fluctuate in price, they are highly liquid and may be purchased and sold with relatively small transaction costs (direct purchase of U.S. Treasury securities can be made with no transaction costs). Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that is the shortest non-callable bond available with a maturity of not less than five years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury bills are based on a one-bill portfolio constructed each month, containing the shortest term bill having not less than one month to maturity. The total return on the bill is the month-end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; The Wall Street Journal is the source thereafter. Inflation rates are based on the Consumer Price Index.

        Royce may, from time to time, compare the performance of common stocks, especially small capitalization stocks, to the performance of other forms of investment over periods of time. In addition, Royce may compare the performance of one or more of the Funds over various time periods and/or market cycles to the record of one or more indices or funds described above.

        From time to time, in reports and promotional literature, the Funds' performances also may be compared to other mutual funds in financial or business publications and periodicals, such as KIPLINGER's, INDIVIDUAL INVESTOR, MONEY, FORBES, BUSINESS WEEK, BARRON's, FINANCIAL TIMES, FORTUNE, MUTUAL FUNDS MAGAZINE and THE WALL STREET JOURNAL. In addition, financial or business publications and periodicals, as they relate to fund management, investment philosophy and investment techniques, may be quoted.

        Morningstar, Inc.'s Risk/Reward ratings (Sharpe Ratio) may be quoted in Fund sales and/or advertising materials. For the three years ended December 31, 2009, the average Sharpe Ratio for the 10,814 domestic equity funds rated by Morningstar with a three-year history was -0.18 and the average score for the 1,066 small company objective funds rated by Morningstar with a three-year history was -0.18. For the three years ended December 31, 2009, the scores for the Funds with a three-year history, and their ranks within Morningstar's equity funds category and its small company category were as follows:

	Morningstar	Percentile Rank* within Morningstar Category of
Fund	Sharpe Ratio	Equity Funds	Small Company Funds

Pennsylvania Mutual	-0.08	26%	23%
(Investment Class)

Micro-Cap	0.02	14%	8%
(Investment Class)

Premier	0.13	7%	1%
(Investment Class)

Low-Priced Stock	0.07	11%	4%
(Service Class)

Total Return	-0.17	45%	50%
(Investment Class)

Heritage	0.04	13%	7%
(Service Class)

Opportunity	-0.05	21%	16%
(Investment Class)

Special Equity	0.11	8%	2%
(Investment Class)

Value	0.04	13%	N/A
(Service Class)

Value Plus	-0.15	40%	N/A
(Service Class)

Select I	0.22	3%	N/A
(Investment Class)

100	0.10	9%	N/A
(Service Class)

Discovery	-0.35	84%	88%
(Service Class)

Financial Services	-0.25	62%	N/A
(Service Class)

Dividend Value	-0.07	24%	N/A
(Service Class)

Select II	0.12	8%	N/A
(Investment Class)

Global Select	0.20	4%	N/A
(Investment Class)

Royce Global Value Fund	0.20	4%	N/A
(Service Class)

Royce European	-0.13	35%	N/A
Smaller-Companies Fund
(Service Class)

__________________

*Represents a Fund's ranking within Morningstar category with 1 percentile representing the lowest risk score and 100 percentile representing the highest risk score.

        Morningstar also ranks Funds within each of its categories according to their relative total return performance and Fund advertisements and sales material may reference these rankings. The Funds' performances may also be compared to those of other compilations or indices.

        Advertising for the Funds may contain examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares were purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of declining price levels.

        The Funds may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $2,000 annual investment earning a taxable return of 8% annually would have an after-tax value of $177,887 after thirty years, assuming tax was deducted from the return each year at a 28% rate. An equivalent tax-deferred investment would have a value of $244,692 after thirty years.

Risk Measurements

        Quantitative measures of "total risk," which quantify the total variability of a portfolio's returns around or below its average return, may be used in advertisements and in communications with current and prospective shareholders. These measures include standard deviation of total return and the Morningstar risk statistic. Such communications may also include market risk measures, such as beta, and risk-adjusted measures of performance such as the Sharpe Ratio, Treynor Ratio, Jensen's Alpha and Morningstar's star rating system.

        Standard Deviation. The risk associated with a fund or portfolio can be viewed as the volatility of its returns, measured by the standard deviation of those returns. For example, a fund's historical risk can be measured by computing the standard deviation of its monthly total returns over some prior period, such as three years. The larger the standard deviation of monthly returns, the more volatile - i.e., spread out around the fund's average monthly total return, the fund's monthly total returns have been over the prior period.

        Return Efficiency. This is a measure of a fund's risk adjusted return and is calculated by dividing a fund's average annual total return by its annualized standard deviation over a designated time period.

        Beta. Beta measures the sensitivity of a security's or portfolio's returns to the market's returns. It measures the relationship between a fund's excess return (over 3-month T-bills) and the excess return of the benchmark index (S&P 500 for domestic equity funds). The market's beta is by definition equal to 1. Portfolios with betas greater than 1 have experienced returns with greater correlation to the overall market, and portfolios with betas less than 1 have experienced returns with less correlation to the overall market.

        Sharpe Ratio. Also known as the Reward-to-Variability Ratio, this is the ratio of a fund's average return in excess of the risk-free rate of return ("average excess return") to the standard deviation of the fund's excess returns. It measures the returns earned in excess of those that would have been earned on a riskless investment per unit of total risk assumed.

        Treynor Ratio. Also known as the Reward-to-Volatility Ratio, this is the ratio of a fund's average excess return to the fund's beta. It measures the returns earned in excess of those that would have been earned on a riskless investment per unit of market risk assumed. Unlike the Sharpe Ratio, the Treynor Ratio uses market risk (beta), rather than total risk (standard deviation), as the measure of risk.

        Jensen's Alpha. This is the difference between a fund's actual returns and those that would have been earned on a benchmark portfolio with the same amount of risk - i.e., the same beta, as the portfolio. Jensen's Alpha measures the ability of active management to increase returns above those that are purely a reward for bearing market risk.

        Morningstar Star Ratings. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Ratings may change monthly. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five- and ten-year average annual returns (when available). Funds' returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars and the bottom 10% receive one star.

        None of the quantitative risk measures taken alone can be used for a complete analysis and, when taken individually, can be misleading at times. However, when considered in some combination and with the total returns of a fund, they can provide the investor with additional information regarding the volatility of a fund's performance. Such risk measures will change over time and are not necessarily predictive of future performance or risk.

EXHIBIT A

June 5, 2003, as amended
through October 22, 2009

Royce & Associates Proxy Voting Guidelines and Procedures

These procedures apply to Royce & Associates, LLC ("Royce") and all funds and other client accounts for which it is responsible for voting proxies, including all open and closed-end registered investment companies ("The Royce Funds"), limited partnerships, limited liability companies, separate accounts, other accounts for which it acts as investment adviser and any accounts for which it acts as sub-adviser that have delegated proxy voting authority to Royce. Such authority is determined at the inception of each client account and generally: (i) is specifically authorized in the applicable investment management agreement or other written instrument or (ii) where not specifically authorized, is granted to Royce where general investment discretion is given to it in the applicable investment management agreement. The Boards of Trustees/Directors of The Royce Funds (the "Boards") have delegated all proxy voting decisions to Royce subject to these policies and procedures. Notwithstanding the above, from time to time the Boards may reserve voting authority for specific securities.

Receipt of Proxy Material. Under the continuous oversight of the Head of Administration, an Administrative Assistant designated by him is responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. All proxy materials are logged in upon receipt by Royce's Librarian

Voting of Proxies. Once proxy material has been logged in by Royce's Librarian, it is then promptly reviewed by the designated Administrative Assistant to evaluate the issues presented. Regularly recurring matters are usually voted as recommended by the issuer's board of directors or "management." The Head of Administration or his designee, in consultation with the Chief Investment Officer, develops and updates a list of matters Royce treats as "regularly recurring" and is responsible for ensuring that the designated Administrative Assistant has an up-to-date list of these matters at all times, including instructions from Royce's Chief Investment Officer on how to vote on those matters on behalf of Royce clients. Examples of "regularly recurring" matters include non-contested elections of directors and non-contested approval of independent auditors. Non-"regularly recurring" matters are brought to the attention of the portfolio manager(s) for the account(s) involved by the designated Administrative Assistant, and, after giving some consideration to advisories from Glass Lewis & Co., an independent third party research firm, the portfolio manager directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment. If the portfolio manager determines that information concerning any proxy requires analysis, is missing or incomplete, he or she then gives the proxy to an analyst or another portfolio manager for review and analysis.

a.

From time to time, it is possible that one Royce portfolio manager will decide (i) to vote shares held in client accounts he or she manages differently from the vote of another Royce portfolio manager whose client accounts hold the same security or (ii) to abstain from voting on behalf of client accounts he or she manages when another Royce portfolio manager is casting votes on behalf of other Royce client accounts.

The designated Administrative Assistant reviews all proxy votes collected from Royce's portfolio managers prior to such votes being cast. If any difference exists among the voting instructions given by Royce's portfolio managers, as described above, the designated Administrative Assistant then presents these proposed votes to the Head of Administration, or his designee, and the Chief Investment Officer. The Chief Investment Officer, after consulting with the relevant portfolio managers, either reconciles the votes or authorizes the casting of differing votes by different portfolio managers. The Head of Administration, or his designee, maintains a log of all votes for which different portfolio managers have cast differing votes, that describes the rationale for allowing such differing votes and contains the initials of both the Chief Investment Officer and Head of Administration, or his designee, allowing such differing votes. The Head of Administration, or his designee, performs a weekly review of all votes cast by Royce to confirm that any conflicting votes were properly handled in accordance with the above-described procedures.

b.

There are many circumstances that might cause Royce to vote against an issuer's board of directors or "management" proposal. These would include, among others, excessive compensation, unusual management stock options, preferential voting and poison pills. The portfolio managers decide these issues on a case-by-case basis as described above.

c.

A portfolio manager may, on occasion, determine to abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting is outweighed by the cost, when it is not in the client account's best interest to vote.

d.	When a client has authorized Royce to vote proxies on its behalf, Royce will generally not accept instructions from the clients regarding how to vote proxies.

e.

If a security is on loan under The Royce Funds' Securities Lending Program with State Street Bank and Trust Company ("Loaned Securities"), the Head of Administration, or his designee, will recall the Loaned Securities and request that they be delivered within the customary settlement period after the notice, to permit the exercise of their voting rights if the number of shares of the security on loan would have a material effect on The Royce Funds' voting power at the up-coming stockholder meeting. A material effect is defined as any case where the Loaned Securities are 1% or more of a class of a company's outstanding equity securities. Monthly, the Head of Administration or his designee will review the summary of this activity by State Street. A quarterly report detailing any exceptions that occur in recalling Loaned Securities will be given to the Boards.

Custodian banks are authorized to release all proxy ballots held for Royce client account portfolios to Glass Lewis & Co. for voting, utilizing the Viewpoint proxy voting platform. Substantially all portfolio companies utilize Broadridge to collect their proxy votes.

Under the continuous oversight of the Head of Administration, or his designee, the designated Administrative Assistant is responsible for voting all proxies in a timely manner. Votes are returned to Broadridge using Viewpoint as ballots are received, generally two weeks before the scheduled meeting date. The issuer can thus see that the shares were voted, but the actual vote cast is not released to the company until 4:00 pm on the day before the meeting. If proxies must be mailed, they go out at least ten business days before the meeting date.

Conflicts of Interest. The designated Administrative Assistant reviews reports generated by Royce's portfolio management system ("Quest PMS") that set forth by record date, any security held in a Royce client account which is issued by a (i) public company that is, or a known affiliate of which is, a separate account client of Royce (including sub-advisory relationships), (ii) public company, or a known affiliate of a public company, that has invested in a privately-offered pooled vehicle managed by Royce or (iii) public company, or a known affiliate of a public company, by which the spouse of a Royce employee or an immediate family member of a Royce employee living in the household of such employee is employed, for the purpose of identifying any potential proxy votes that could present a conflict of interest for Royce. The Head of Administration, or his designee, develops and updates the list of such public companies or their known affiliates which is used by Quest PMS to generate these daily reports. This list also contains information regarding the source of any potential conflict relating to such companies. Potential conflicts identified on the "conflicts reports" are brought to the attention of the Head of Administration or his designee by the designated Administrative Assistant. An R&A Compliance Officer then reviews them to determine if business or personal relationships exist between Royce, its officers, managers or employees and the company that could present a material conflict of interest. Any such identified material conflicts are voted by Royce in accordance with the recommendation given by an independent third party research firm (Glass Lewis & Co.). The Head of Administration or his designee maintains a log of all such conflicts identified, the analysis of the conflict and the vote ultimately cast. Each entry in this log is signed by the Chief Investment Officer before the relevant votes are cast.

Recordkeeping. A record of the issues and how they are voted is stored in the Viewpoint system. Copies of all physically executed proxy cards, all proxy statements (with it being permissible to rely on proxy statements filed and available on Edgar) and any other documents created or reviewed that are material to making a decision on how to vote proxies are retained in the Company File maintained by Royce's Librarian in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years at Royce's office. In addition, copies of each written client request for information on how Royce voted proxies on behalf of that client, and a copy of any written response by Royce to any (written or oral) client request for information on how Royce voted proxies on behalf of that client will be maintained by Royce's Head of Administration and/or Royce's Director of Alternative Investments, or their designee (depending on who received such request) for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years at Royce's office. Royce's Compliance Department shall maintain a copy of any proxy voting policies and procedures in effect at any time within the last five years.

Disclosure. Royce's proxy voting procedures will be disclosed to clients upon commencement of a client account. Thereafter, proxy voting records and procedures are generally disclosed to those clients for which Royce has authority to vote proxies as set forth below:

-

The Royce Funds - proxy voting records are disclosed annually on Form N-PX (with such voting records also available at www.roycefunds.com). Proxy voting procedures are available in the Statement of Additional Information for the open-end funds, in the annual report on Form N-CSR for the closed-end funds and at www.roycefunds.com.

-

Limited Liability Company and Limited Partnership Accounts - proxy voting records are disclosed to members/partners upon request and proxy voting procedures (along with a summary thereof) are provided to members/partners annually (and are available at www.roycefunds.com).

-	Separate Accounts - proxy voting records and procedures are disclosed to separate account clients annually.